                                                                   EXHIBIT 10.55

                                                                  EXECUTION COPY
                                                                  --------------


                          FOURTH AMENDED AND RESTATED
                          REVOLVING CREDIT AGREEMENT


                         dated as of December 24, 1998


                                     among

                    NATIONAL RESTAURANT ENTERPRISES, INC.,
                                AMERIKING, INC.

                                      and

                               BANKBOSTON, N.A.
       and those other lending institutions listed on Schedule 1 hereto
                                                      -------- -

                                      and

                          BANKBOSTON, N.A., as Agent

                                     with

                      BANCBOSTON ROBERTSON STEPHENS INC.,
                              acting as Arranger

                               TABLE OF CONTENTS

1.   DEFINITIONS AND RULES OF INTERPRETATION.......................................      1
     ---------------------------------------
          1.1.   Definitions.......................................................      1
                 -----------
          1.2.   Rules of Interpretation...........................................     24
                 -----------------------
2.   THE REVOLVING CREDIT FACILITY.................................................     24
     -----------------------------
          2.1.   Commitment to Lend................................................     24
                 ------------------
          2.2.   Commitment Fee....................................................     25
                 --------------
          2.3.   Reduction of Total Commitment.....................................     25
                 -----------------------------
          2.4.   The Revolving Credit Notes........................................     26
                 --------------------------
          2.5.   Interest on Revolving Credit Loans................................     26
                 ----------------------------------
          2.6.   Requests for Revolving Credit Loans...............................     26
                 -----------------------------------
          2.7.   Conversion Options................................................     27
                 ------------------
                 2.7.1.  Conversion to Different Type of Revolving Credit Loan.....     27
                         -----------------------------------------------------
                 2.7.2.  Continuation of Type of Revolving Credit Loan.............     28
                         ---------------------------------------------
                 2.7.3.  Eurodollar Rate Loans.....................................     28
                         ---------------------
          2.8.   Funds for Revolving Credit Loan...................................     28
                 -------------------------------
                 2.8.1.  Funding Procedures........................................     28
                         ------------------
                 2.8.2.  Advances by Agent.........................................     29
                         -----------------
3.   REPAYMENT OF THE REVOLVING CREDIT LOANS.......................................     29
     ---------------------------------------
          3.1.   Maturity..........................................................     29
                 --------
          3.2.   Mandatory Repayments of Revolving Credit Loans....................     29
                 ----------------------------------------------
          3.3.   Optional Repayments of Revolving Credit Loans.....................     30
                 ---------------------------------------------
4.   LETTERS OF CREDIT.............................................................     30
     -----------------
          4.1.   Letter of Credit Commitments......................................     30
                 ----------------------------
                 4.1.1.  Commitment to Issue Letters of Credit.....................     30
                         -------------------------------------
                 4.1.2.  Letter of Credit Applications.............................     31
                         -----------------------------
                 4.1.3.  Terms of Letters of Credit................................     31
                         --------------------------
                 4.1.4.  Reimbursement Obligations of Banks........................     31
                         ----------------------------------
                 4.1.5.  Participations of Banks...................................     31
                         -----------------------
          4.2.   Reimbursement Obligation of the Borrower..........................     31
                 ----------------------------------------
          4.3.   Letter of Credit Payments.........................................     32
                 -------------------------
          4.4.   Obligations Absolute..............................................     33
                 --------------------
          4.5.   Reliance by Issuer................................................     33
                 ------------------
          4.6.   Letter of Credit Fee..............................................     33
                 --------------------
5.   CERTAIN GENERAL PROVISIONS....................................................     34
     --------------------------
          5.1.   Closing Fee.......................................................     34
                 -----------
          5.2.   Agent's Fee.......................................................     34
                 -----------
          5.3.   Funds for Payments................................................     34
                 ------------------
                 5.3.1.  Payments to Agent.........................................     34
                         -----------------
                 5.3.2.  No Offset, etc............................................     34
                         --------------

          5.4.   Computations.......................................................    35
                 ------------
          5.5.   Inability to Determine Eurodollar Rate.............................    35
                 --------------------------------------
          5.6.   Illegality.........................................................    35
                 ----------
          5.7.   Additional Costs, etc..............................................    35
                 ---------------------
          5.8.   Capital Adequacy...................................................    38
                 ----------------
          5.9.   Certificate........................................................    38
                 -----------
          5.10.  Indemnity..........................................................    38
                 ---------
          5.11.  Interest on Overdue Amounts........................................    39
                 ---------------------------
          5.12.  Replacement Banks..................................................    39
                 -----------------
6.   COLLATERAL SECURITY AND GUARANTEES.............................................    39
     ----------------------------------
          6.1.   Security of Borrower and Subsidiaries; Guaranty of Subsidiaries....    39
                 ---------------------------------------------------------------
          6.2.   Guaranties and Security of Holdings................................    40
                 -----------------------------------
7.   REPRESENTATIONS AND WARRANTIES.................................................    40
     ------------------------------
          7.1.   Corporate Authority................................................    40
                 -------------------
                 7.1.1.  Incorporation; Good Standing...............................    40
                         ----------------------------
                 7.1.2.  Authorization..............................................    41
                         -------------
                 7.1.3.  Enforceability.............................................    41
                         --------------
          7.2.   Governmental Approvals.............................................    41
                 ----------------------
          7.3.   Title to Properties; Leases........................................    41
                 ---------------------------
          7.4.   Financial Statements and Projections...............................    42
                 ------------------------------------
                 7.4.1.  Financial Statements.......................................    42
                         --------------------
                 7.4.2.  Projections................................................    42
                         -----------
          7.5.   No Material Changes, etc...........................................    42
                 ------------------------
          7.6.   Franchises, Patents, Copyrights, etc...............................    43
                 ------------------------------------
          7.7.   Litigation.........................................................    43
                 ----------
          7.8.   No Materially Adverse Contracts, etc...............................    43
                 ------------------------------------
          7.9.   Compliance with Other Instruments, Laws, etc.......................    43
                 --------------------------------------------
          7.10.  Tax Status.........................................................    43
                 ----------
          7.11.  No Event of Default................................................    44
                 -------------------
          7.12.  Holding Company and Investment Company Acts........................    44
                 -------------------------------------------
          7.13.  Absence of Financing Statements, etc...............................    44
                 ------------------------------------
          7.14.  Perfection of Security Interest....................................    44
                 -------------------------------
          7.15.  Certain Transactions...............................................    44
                 --------------------
          7.16.  Employee Benefit Plans.............................................    44
                 ----------------------
                 7.16.1. In General.................................................    44
                         ----------
                 7.16.2. Terminability of Welfare Plans.............................    45
                         ------------------------------
                 7.16.3. Guaranteed Pension Plans...................................    45
                         ------------------------
                 7.16.4. Multiemployer Plans........................................    45
                         -------------------
          7.17.  Regulations G, U and X.............................................    45
                 ----------------------
          7.18.  Environmental Compliance...........................................    46
                 ------------------------
          7.19.  Subsidiaries, etc..................................................    47
                 -----------------
          7.20.  Chief Executive Offices............................................    48
                 -----------------------
          7.21.  Fiscal Year........................................................    48
                 -----------

          7.22.  No Amendments to Certain Documents.................................    48
                 ----------------------------------
          7.23.  Disclosure.........................................................    48
                 ----------
          7.24.  Insurance..........................................................    48
                 ---------
          7.25.  Year 2000 Issue....................................................    48
                 ---------------
8.   AFFIRMATIVE COVENANTS..........................................................    49
     ---------------------
          8.1.   Punctual Payment...................................................    49
                 ----------------
          8.2.   Maintenance of Office..............................................    49
                 ---------------------
          8.3.   Records and Accounts...............................................    49
                 --------------------
          8.4.   Financial Statements, Certificates and Information.................    49
                 --------------------------------------------------
          8.5.   Notices............................................................    51
                 -------
                 8.5.1.  Defaults...................................................    51
                         --------
                 8.5.2.  Environmental Events.......................................    52
                         --------------------
                 8.5.3.  Notification of Claim against Collateral...................    52
                         ----------------------------------------
                 8.5.4.  Notice of Litigation and Judgments.........................    52
                         ----------------------------------
          8.6.   Corporate Existence; Maintenance of Properties.....................    52
                 ----------------------------------------------
          8.7.   Insurance..........................................................    53
                 ---------
          8.8.   Taxes..............................................................    53
                 -----
          8.9.   Inspection of Properties and Books, etc............................    53
                 ---------------------------------------
                 8.9.1.  General....................................................    53
                         -------
                 8.9.2.  Communications with Accountants............................    54
                         -------------------------------
                 8.9.3.  Environmental Assessments..................................    54
                         -------------------------
          8.10.  Compliance with Laws, Contracts, Licenses, and Permits.............    55
                 ------------------------------------------------------
          8.11.  Employee Benefit Plans.............................................    55
                 ----------------------
          8.12.  Use of Proceeds....................................................    55
                 ---------------
          8.13.  Fair Labor Standards Act...........................................    56
                 ------------------------
          8.14.  Further Assurances.................................................    56
                 ------------------
          8.15.  Mortgaged Property.................................................    56
                 ------------------
          8.16.  Class of Stock.....................................................    57
                 --------------
          8.17.  Guarantees of AmeriKing Tennessee and AmeriKing Colorado...........    57
                 --------------------------------------------------------
          8.18.  Mortgage Amendment.................................................    57
                 ------------------
          8.19.  Title Insurance....................................................    57
                 ---------------
9.   CERTAIN NEGATIVE COVENANTS.....................................................    57
     --------------------------
          9.1.   Restrictions on Indebtedness.......................................    57
                 ----------------------------
          9.2.   Restrictions on Liens..............................................    59
                 ---------------------
          9.3.   Restrictions on Investments........................................    61
                 ---------------------------
          9.4.   Distributions......................................................    62
                 -------------
          9.5.   Merger, Consolidation and Disposition of Assets....................    63
                 -----------------------------------------------
                 9.5.1.  Mergers and Acquisitions...................................    63
                         ------------------------
                 9.5.2.  Disposition of Assets......................................    64
                         ---------------------
          9.6.   Sale and Leaseback.................................................    65
                 ------------------
          9.7.   Compliance with Environmental Laws.................................    65
                 ----------------------------------
          9.8.   Subordinated Debt and Preferred Stock..............................    66
                 -------------------------------------

          9.9.   Employee Benefit Plans....................................................    66
                 ----------------------
          9.10.  Change in Terms of Capital Stock..........................................    67
                 --------------------------------
          9.11.  Fiscal Year...............................................................    67
                 -----------
          9.12.  Business Activities.......................................................    67
                 -------------------
          9.13.  Modification of Documents.................................................    67
                 -------------------------
          9.14.  Negative Pledges..........................................................    68
                 ----------------
          9.15.  Transactions with Affiliates..............................................    68
                 ----------------------------
          9.16.  Upstream Limitations......................................................    68
                 --------------------
          9.17.  Inconsistent Agreements...................................................    68
                 -----------------------
          9.18.  Acquisition and Development Restrictions..................................    68
                 ----------------------------------------
10.   FINANCIAL COVENANTS..................................................................    69
      -------------------
          10.1.  Debt Service Coverage Ratio...............................................    69
                 ---------------------------
          10.2.  Interest Coverage Ratio...................................................    69
                 -----------------------
          10.3.  Leverage Ratio............................................................    69
                 --------------
11.   CLOSING CONDITIONS...................................................................    69
      ------------------
          11.1.  Loan Documents etc........................................................    70
                 ------------------
                 11.1.1.   Loan Documents..................................................    70
                           --------------
                 11.1.2.   Acquisition Documents...........................................    70
                           ---------------------
          11.2.  Certified Copies of Charter Documents.....................................    70
                 -------------------------------------
          11.3.  Corporate Action.........................................................     70
                 ----------------
          11.4.  Incumbency Certificate...................................................     70
                 ----------------------
          11.5.  Validity of Liens........................................................     70
                 -----------------
          11.6.  Perfection Certificates and UCC Search Results...........................     71
                 ----------------------------------------------
          11.7.  Certificates of Insurance................................................     71
                 -------------------------
          11.8.  Solvency Certificate.....................................................     71
                 --------------------
          11.9.  Opinion of Counsel.......................................................     71
                 ------------------
          11.10. Payment of Fees and other Arrangements...................................     71
                 --------------------------------------
          11.11. Disbursement Instructions................................................     71
                 -------------------------
          11.12. Satisfaction of Conditions of Acquisition Documents......................     71
                 ---------------------------------------------------
          11.13. Completion of Acquisition................................................     71
                 -------------------------
          11.14. Completion of Successful Financial Inquiry...............................     71
                 ------------------------------------------
          11.15. Consents and Approvals...................................................     72
                 ----------------------
          11.16. Allocation Adjustments...................................................     72
                 ----------------------
12.   CONDITIONS TO ALL BORROWINGS.........................................................    72
      ----------------------------
          12.1.  Representations True; No Event of Default................................     72
                 -----------------------------------------
          12.2.  No Legal Impediment......................................................     72
                 -------------------
          12.3.  Governmental Regulation..................................................     72
                 -----------------------
          12.4.  Proceedings and Documents................................................     72
                 -------------------------
          12.5.  Conditions to Advances of Revolving Credit Loans for Acquisitions........     73
                 -----------------------------------------------------------------
                 12.5.1.  Acquisition Documents...........................................     73
                          ---------------------
                 12.5.2.  Pro Forma Compliance............................................     73
                          --------------------
                 12.5.3.  Use of Proceeds.................................................     73
                          ---------------

13.   EVENTS OF DEFAULT; ACCELERATION; ETC...........................................   73
      ------------------------------------
          13.1.   Events of Default and Acceleration.................................   73
                  ----------------------------------
          13.2.   Termination of Commitments.........................................   77
                  --------------------------
          13.3.   Remedies...........................................................   77
                  --------
          13.4.   Distribution of Collateral Proceeds................................   77
                  -----------------------------------
14.   SETOFF.........................................................................   78
      ------
15.   THE AGENT......................................................................   79
      ---------
          15.1.   Authorization......................................................   79
                  -------------
          15.2.   Employees and Agents...............................................   79
                  --------------------
          15.3.   No Liability.......................................................   79
                  ------------
          15.4.   No Representations.................................................   79
                  ------------------
          15.5.   Payments...........................................................   80
                  --------
                  15.5.1.      Payments to Agent....................................... 80
                               -----------------
                  15.5.2.      Distribution by Agent.................................   80
                               ---------------------
                  15.5.3.      Delinquent Banks......................................   80
                               ----------------
          15.6.   Holders of Revolving Credit Notes..................................   81
                  ---------------------------------
          15.7.   Indemnity..........................................................   81
                  ---------
          15.8.   Agent as Bank......................................................   81
                  -------------
          15.9.   Resignation........................................................   81
                  -----------
          15.10.  Notification of Defaults and Events of Default.....................   82
                  ----------------------------------------------
          15.11.  Duties in the Case of Enforcement..................................   82
                  ---------------------------------
16.   EXPENSES.......................................................................   82
      --------
17.   INDEMNIFICATION................................................................   83
      ---------------
18.   SURVIVAL OF COVENANTS, ETC.....................................................   83
      --------------------------
19.   ASSIGNMENT AND PARTICIPATION...................................................   83
      ----------------------------
          19.1.   Conditions to Assignment by Banks..................................   83
                  ---------------------------------
          19.2.   Certain Representations and Warranties; Limitations; Covenants.....   84
                  --------------------------------------------------------------
          19.3.   Register...........................................................   85
                  --------
          19.4.   New Revolving Credit Notes.........................................   86
                  --------------------------
          19.5.   Participations.....................................................   86
                  --------------
          19.6.   Disclosure.........................................................   86
                  ----------
          19.7.   Assignee or Participant Affiliated with the Borrower...............   87
                  ----------------------------------------------------
          19.8.   Miscellaneous Assignment Provisions................................   87
                  -----------------------------------
          19.9.   Assignment by Borrower.............................................   87
                  ----------------------
20.   NOTICES, ETC...................................................................   87
      ------------
21.   GOVERNING LAW..................................................................   88
      -------------
22.   HEADINGS.......................................................................   88
      --------
23.   COUNTERPARTS...................................................................   89
      ------------
24.   ENTIRE AGREEMENT, ETC..........................................................   89
      ---------------------
25.   WAIVER OF JURY TRIAL...........................................................   89
      --------------------
26.   CONSENTS, AMENDMENTS, WAIVERS, ETC.............................................   89
      ----------------------------------
27.   SEVERABILITY...................................................................   90
      ------------

28.   TRANSITIONAL ARRANGEMENTS......................................................   90
      -------------------------
          28.1.   Original Credit Agreement Superseded...............................   90
                  ------------------------------------
          28.2.   Return and Cancellation of Revolving Credit Notes..................   90
                  -------------------------------------------------
          28.3.   Interest and Fees Under Superseded Agreement.......................   90
                  --------------------------------------------

                                   EXHIBITS
                                   --------

           Exhibit A      Form of Revolving Credit Note
           Exhibit B      Form of Revolving Credit Loan Request
           Exhibit C      Form of Compliance Certificate
           Exhibit D      Form of Assignment and Acceptance
           Exhibit E      Exemption Certificate


                                   SCHEDULES
                                   ---------

           Schedule 1     Commitments
           Schedule 1A      Mortgaged Properties
           Schedule 7.3     Title to Properties; Leases
           Schedule 7.7     Litigation
           Schedule 7.15  Transactions with Affiliates
           Schedule 7.18  Environmental Matters
           Schedule 7.19  Joint Ventures/Partnerships
           Schedule 7.20  Chief Executive Offices of Subsidiaries
           Schedule 7.21  Fiscal Years
           Schedule 7.24  Insurance
           Schedule 9.1     Permitted Indebtedness
           Schedule 9.2     Permitted Liens
           Schedule 9.3     Permitted Investments
           Schedule 9.6     Sale and Leaseback Transactions
           Schedule 9.7     Environmental Compliance

                          FOURTH AMENDED AND RESTATED
                          ---------------------------
                          REVOLVING CREDIT AGREEMENT
                          --------------------------

     This FOURTH AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT is made as of December 24, 1998, by and among AMERIKING, INC. ("Holdings"), a Delaware corporation, NATIONAL RESTAURANT ENTERPRISES, INC. (the "Borrower"), a Delaware corporation having its principal place of business at 2215 Enterprise Drive, Suite 1502, Westchester, Illinois 60154 and BANKBOSTON, N.A., a national banking association and the other lending institutions listed on Schedule 1 and
                                                         ----------
BANKBOSTON, N.A. as agent for itself and such other lending institutions.

     WHEREAS, pursuant to a Third Amended and Restated Revolving Credit dated as of June 17, 1997 (as amended from time to time, the "Original Credit Agreement"), by and among Holdings, the Borrower, certain of the Banks (as hereinafter defined) and the Agent (as hereinafter defined), the Banks party thereto made available revolving credit loans to finance certain acquisitions and for general corporate and working capital purposes; and

     WHEREAS, the Borrower has requested, among other things, to amend and restate the Original Credit Agreement and to provide additional financing, to refinance certain Indebtedness (as hereinafter defined), to finance acquisitions and development of BKC Restaurants (as hereinafter defined) in the future, and for working capital and general corporate purposes, and the Banks are willing to amend and restate the Original Credit Agreement and to provide such additional financing on the terms and conditions set forth herein;

     WHEREAS, the Borrower has requested that the Banks provide additional financing solely to finance acquisitions and development of BKC Restaurants and the Banks are willing to provide such financing on the terms and conditions set forth in the Acquisition Revolving Credit Agreement executed simultaneously herewith among Holdings, the Borrower, the Banks and the Agent (as may be amended and in effect from time to time, the "Acquisition Credit Agreement")

     NOW, THEREFORE, Holdings, the Borrower, the Banks and the Agent agree that on the Closing Date the Original Credit Agreement is hereby amended and restated in its entirety and shall remain in full force and effect only as set forth herein.

                 1.  DEFINITIONS AND RULES OF INTERPRETATION.
                     ---------------------------------------

     1.1.  Definitions. The following terms shall have the meanings set forth in
           -----------
this (S)1 or elsewhere in the provisions of this Credit Agreement referred to below:

     Acquisition Credit Agreement.  As defined in the preamble hereto.
     ----------------------------

     Acquisition Loan Documents.  The "Acquisition Loan Documents" as defined in
     --------------------------
the Acquisition Credit Agreement.

     Acquisition Revolving Credit Loans.  "Revolving Credit Loans" as defined in
     ----------------------------------
the Acquisition Credit Agreement.

     Acquisition Total Commitment.  The "Total Commitment" as defined in the
     ----------------------------
Acquisition Credit Agreement.

     Adjustment Date.  The first day of the month immediately following the
     ---------------
month in which a Compliance Certificate is to be delivered by the Borrower pursuant to (S)8.4(d).

     Affected Bank.  See (S)5.12 hereof.
     -------------

     Affiliate.  Any Person that would be considered to be an affiliate of the
     ---------
Borrower under Rule 144(a) of the Rules and Regulations of the Securities and Exchange Commission, as in effect on the date hereof, if the Borrower was issuing securities; provided, however, that the term "Affiliate" as it applies to Holdings and its Subsidiaries shall not include JZEP.

     Agent's Head Office.  The Agent's head office located at 100 Federal
     -------------------
Street, Boston, Massachusetts 02110, or at such other location as the Agent may designate from time to time.

     Agent.  BankBoston, N.A. acting as agent for the Banks.
     -----

     Agent's Fee.  See (S)5.2 hereof.
     -----------

     Agent's Special Counsel.  Bingham Dana LLP or such other counsel as may be
     -----------------------
approved by the Agent.

     AmeriKing Cincinnati.  AmeriKing Cincinnati Corporation I, formerly a
     --------------------
Delaware corporation and wholly-owned Subsidiary of the Borrower which has been merged into the Borrower.

     AmeriKing Colorado.  AmeriKing Colorado Corporation I, a Delaware
     ------------------
corporation and wholly-owned Subsidiary of the Borrower.

     AmeriKing/Emil Asset Purchase Agreement.  The Asset Purchase Agreement
     ---------------------------------------
dated as of November 28, 1998 between the Borrower and Emil, Inc., an Ohio corporation.

     AmeriKing/Emil Acquisition.  The transaction in which the Borrower
     --------------------------
purchased certain of the assets of Emil, Inc. consisting of at least 12 restaurants pursuant to the AmeriKing/Emil Purchase Agreements on the AmeriKing/Emil Acquisition Closing Date.

     AmeriKing/Emil Acquisition Closing Date.  The first date in which the
     ---------------------------------------
conditions set forth in the AmeriKing/Emil Asset Purchase Agreement have been satisfied.

     AmeriKing/Emil Acquisition Documents.  Collectively, the AmeriKing/Emil
     ------------------------------------
Asset Purchase Agreements and related bills of sale, instruments of assignment, leases, Franchise Agreements, and other documents, instruments and certificates delivered in connection with any of the foregoing.

     AmeriKing/Hamburgers Asset Purchase Agreements.  The Asset Purchase
     ----------------------------------------------
Agreement dated as of November 20, 1998 between the Borrower and Hamburgers, Inc., an Illinois corporation.

     AmeriKing/Hamburgers Acquisition.  The transaction in which the Borrower
     --------------------------------
purchased certain of the assets of Hamburgers, Inc. consisting of 5 restaurants pursuant to the AmeriKing/Hamburgers Purchase Agreement on the AmeriKing/Hamburgers Acquisition Closing Date.

     AmeriKing/Hamburgers Acquisition Closing Date.  The first date in which the
     ---------------------------------------------
conditions set forth in the AmeriKing/Hamburgers Asset Purchase Agreement have been satisfied.

     AmeriKing/Hamburgers Acquisition Documents.  Collectively, the
     ------------------------------------------
AmeriKing/Hamburgers Asset Purchase Agreement and related Real Estate Purchase Agreements, bills of sale, instruments of assignment, leases, Franchise Agreements, and other documents, instruments and certificates delivered in connection with any of the foregoing.

     AmeriKing Illinois.  AmeriKing Illinois Corporation I, formerly a Delaware
     ------------------
corporation and wholly-owned Subsidiary of the Borrower which has been merged into the Borrower.

     AmeriKing NC.  AmeriKing Carolina Corporation I, a Delaware corporation
     ------------
and, prior to its dissolution, a wholly-owned Subsidiary of the Borrower.

     AmeriKing Tennessee.  AmeriKing Tennessee Corporation I, a Delaware
     -------------------
corporation and wholly-owned Subsidiary of the Borrower.

     AmeriKing Virginia.  AmeriKing Virginia Corporation I, formerly a Delaware
     ------------------
Corporation and wholly-owned Subsidiary of the Borrower which has been merged into the Borrower.

     Applicable Margin.  For each period commencing on an Adjustment Date
     -----------------
through the date immediately preceding the next Adjustment Date (each a "Rate Adjustment Period"), the Applicable Margin shall be the applicable margin set forth below with respect to Holdings' Leverage Ratio, as determined for the fiscal period of the Borrower and its Subsidiaries ending immediately prior to the applicable Rate Adjustment Period.

-------------------------------------------------------------------------------
                                                                    Letter
                    Base Rate   Eurodollar Rate     Commitment    of Credit
Leverage Ratio         Loans        Loans              Fees         Fees
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Greater than 5.00:1.00                1.25%       2.75%       0.500%    2.75%
-------------------------------------------------------------------------------
Less than or equal to 5.00:1.00,      1.00%       2.50%       0.500%    2.50%
but greater than 4.50:1.00
-------------------------------------------------------------------------------
Less than or equal to 4.50:1.00      0.750%       2.25%       0.375%    2.25%
but greater than or equal to
3.50:100
-------------------------------------------------------------------------------

Less than 3.50:1.00                  0.500%       2.00%       0.250%    2.00%
-------------------------------------------------------------------------------


     Notwithstanding the foregoing, (a) the Applicable Margin for Revolving Credit Loans outstanding, the Letter of Credit Fees and the commitment fee payable during the period commencing on the Closing Date through the date immediately preceding the first Adjustment Date to occur after the fiscal quarter ending June 30, 1999 shall be the highest Applicable Margin set forth above, and (b) if the Borrower fails to deliver any Compliance Certificate pursuant to (S)8.4(d) hereof then, for the period commencing on the next Adjustment Date to occur subsequent to such failure through the date immediately following the date on which such Compliance Certificate is delivered, the Applicable Margin shall be the highest Applicable Margin set forth above.

     Assignment and Acceptance.  See (S)19.1 hereof.
     -------------------------

     Balance Sheet Date.  September 30, 1998.
     ------------------

     Banks.  BKB and the other lending institutions listed on Schedule 1 hereto
     -----                                                    ----------
and any other Person who becomes an assignee of any rights and obligations of a Bank pursuant to (S)19.

     Base Rate.  The annual rate of interest announced from time to time by BKB
     ---------
at its head office in Boston, Massachusetts, as its "base rate".

     Base Rate Loans.  Revolving Credit Loans bearing interest calculated by
     ---------------
reference to the Base Rate.

     BBI.  BancBoston Investments Inc., a Massachusetts corporation.
     ---

     BKB.  BankBoston, N.A., a national banking association, in its individual
     ---
capacity.

     BKC.  Burger King Corporation, a Florida corporation.
     ---

     BKC Restaurant.  A quick service restaurant franchised by BKC that is
     --------------
located in the United States, its territories, or Canada.

     BNB.  BNB Land Venture, Inc., an Illinois corporation.
     ---

     Borrower.  As defined in the preamble hereto.
     --------

     Borrower Stock Pledge Agreement. The Amended and Restated Stock Pledge
     -------------------------------
Agreement, dated as of the date hereof, between the Borrower and the Agent, as the same may be amended, restated, supplemented or modified and in effect from time to time.

     Business Day.  Any day (other than Saturdays or Sundays) on which banking
     ------------
institutions in Boston, Massachusetts and Chicago, Illinois are open for the transaction of banking business and, in the case of Eurodollar Rate Loans, also a day which is a Eurodollar Business Day.

     Capital Assets.  Fixed assets, both tangible (such as land, buildings,
     --------------
fixtures, machinery and equipment) and intangible (such as patents, copyrights, trademarks, franchises and good will); provided that Capital Assets shall not
                                       --------
include any item customarily charged directly to expense or depreciated over a useful life of twelve (12) months or less in accordance with generally accepted accounting principles.

     Capital Expenditures.  Amounts paid or indebtedness incurred by Holdings,
     --------------------
the Borrower or any of their Subsidiaries in connection with the purchase or lease by Holdings, the Borrower or any of their Subsidiaries of Capital Assets that would be required to be capitalized and shown on the balance sheet of such Person in accordance with generally accepted accounting principles, provided,
                                                                    --------
however amounts paid or indebtedness incurred by the Borrower in connection with
-------
Permitted Acquisitions, including without limitation, in connection with the development of BKC Restaurants, shall not be included as Capital Expenditures.

     Capitalized Leases.  Leases under which Holdings, the Borrower or any of
     ------------------
their Subsidiaries is the lessee or obligor, the discounted future rental payment obligations under which are required to be capitalized on the balance sheet of the lessee or obligor in accordance with generally accepted accounting principles, provided, however, for purposes of this Credit Agreement all real
            --------  -------
estate leases (including the FFCA Leases) of BKC restaurants shall be considered operating leases.

     Capitalization Documents.  The Subordination Documents, the Management
     ------------------------
Subscription Agreement, the Investor Subscription Agreement, the Executive Subscription Agreement, the Stockholders Agreement, the Certificate of Designation and the certificates of incorporation of Holdings, the Borrower and their Subsidiaries.

     Carolina Sellers.  Collectively, F&P Enterprises, Inc. and certain
     ----------------
shareholders of F&P Enterprises, Inc.

     Cash Equivalents.  Collectively, (a) marketable direct obligations issued
     ----------------
or unconditionally guaranteed by the United States Government or issued by any agency thereof and backed by the full faith and credit of the United States, in each case maturing within one year from the date of acquisition thereof, (b) marketable direct obligations issued by any state of the United States of America or any political subdivision of any such state or any public instrumentality thereof maturing within one year from the date of acquisition thereof and, at the time of acquisition, having the highest rating obtainable from either Standard & Poor's Rating Group, a division of McGraw-Hill, Inc., a New York corporation ("S&P") or Moody's Investors Service, Inc. ("Moody's"), (or, if at any time neither such rating service shall be rating such obligations, then from such other nationally recognized rating services acceptable to the Majority Banks), (c) commercial paper maturing in no more than one year from the date of creation thereof and, at the time of acquisition, having the highest rating obtainable from either S&P or Moody's (or, if at any time neither such rating service shall be rating such obligations, then from such other nationally recognized rating service acceptable to the Majority Banks), (d) certificates of deposit (domestic or eurodollar), bankers' acceptances, or time deposits maturing within one year from the date of acquisition thereof issued by commercial banks organized under the laws of the United States of America or any state thereof or the District of Columbia, each having combined capital and surplus of not less than $500,000,000 ("Qualifying Banks"), (e) repurchase agreements and reverse repurchase agreements with Qualifying Banks, provided that the terms of such agreements
                                  --------
comply with the guidelines set forth in the Federal Financial Institutions Examination Council Supervisory Policy -- Repurchase Agreements of Depository Institutions with Securities Dealers and Others as adopted by the Comptroller of the Currency on October 31, 1985 (the "Supervisory Policy"), and provided
                                                                 --------
further that possession or control of the underlying securities is established
-------
as provided in the Supervisory Policy, (f) investments in money market funds or money market deposit accounts that invest solely in Cash Equivalents described in clauses (a) through (e) above and (g) any other Investment permitted under
Section 9.3(a), (b), (c) or (d) of this Credit Agreement (as in effect on the date hereof).

     CERCLA.  See (S)7.18 hereof.
     ------

     Certificate of Designation.  The Certificate of Designation of Holdings
     --------------------------
dated as of December 3, 1996 and in form and substance satisfactory to the Agent and the Banks.

     Closing Date.  The first date on which the conditions set forth in (S)11
     ------------
have been satisfied, the conditions set forth in (S)11 of the Acquisition Credit Agreement have been satisfied, the Original Credit Agreement shall be amended and restated as set forth herein, the existing Revolving Credit Loans and Letters of Credit under the Original Credit Agreement are converted to Revolving Credit Loans or Letters of Credit hereunder, as the case may be, and any Revolving Credit Loans are to be made or any Letter of Credit is to be issued hereunder.

     Code.  The Internal Revenue Code of 1986.
     ----

     Collateral.  All of the property, rights and interests of Holdings, the
     ----------
Borrower and their Subsidiaries that are or are intended to be subject to the security interests created by the Security Documents.

     Commitment.  With respect to each Bank, the amount set forth on Schedule 1
     ----------                                                      -------- -
hereto as the amount of such Bank's commitment to make Revolving Credit Loans to, and to participate in the issuance, extension and renewal of Letters of Credit for the account of, the Borrower, as the same may be reduced from time to time; or if such commitment is terminated pursuant to the provisions hereof, zero.

     Commitment Fee Rate.  The applicable rate per annum set forth in the chart
     -------------------
contained in the definition of Applicable Margin under the heading "Commitment Fee".

     Commitment Percentage.  With respect to each Bank, the percentage set forth
     ---------------------
on Schedule 1 hereto as such Bank's percentage of the aggregate Commitments of
   ----------
all of the Banks.

     Compliance Certificate.  See (S)8.4(d) hereof.
     ----------------------

     Consolidated or consolidated.  With reference to any term defined herein,
     ----------------------------
shall mean that term as applied to the accounts of Holdings and its Subsidiaries or the Borrower and its Subsidiaries, as applicable, consolidated in accordance with generally accepted accounting principles.

     Consolidated Cash Flow.  With respect to any fiscal period, an amount equal
     ----------------------
to the sum of (a) Consolidated Net Income for such fiscal period, plus (b) in
                                                                  ----
each case, to the extent deducted in the calculation of such Person's Consolidated Net Income and without duplication, (i) depreciation and amortization for such period, plus (ii) other noncash charges made in
                              ----
calculating Consolidated Net Income for such period, plus (iii) tax expense for
                                                     ----
such period, plus (iv) Consolidated Total Interest Expense paid or accrued
             ----
during such period, plus (v) non-cash expenses relating to Financial Accounting
                    ----
Standards Board Statements Nos. 106, 109 and 121 deducted in the calculation of Consolidated Net Income for such period, plus (vi) the aggregate amount of non-
                                         ----
capitalized transaction costs incurred in connection with financings and acquisitions, (including, but not limited to, financing and refinancing fees), minus (c) Capital Expenditures made in such period, minus (d) cash taxes paid in
-----                                               -----
such period, all as determined on a consolidated basis in accordance with generally accepted accounting principles.

     Consolidated Net Income.  For any period, the consolidated net income (or
     -----------------------
net deficit) of any Person and its Subsidiaries, after deduction of all expenses, taxes, and other proper charges, determined in accordance with generally accepted accounting principles, after excluding therefrom (a) dividends paid or payable to the extent deducted from Consolidated Net Income;
(b) without duplication, all nonrecurring nonoperating income or expenses, including but not limited to gains or losses realized upon the termination of pension plans, upon the sale of assets (other than in the ordinary course of business) or the satisfaction of Indebtedness; and (c) nonrecurring cash consolidation expenses of the Borrower and its Subsidiaries pertaining to Permitted Acquisitions to the extent such cash expenses (i) which, in the case of the Permitted Acquisitions are greater than $250,000 but less than $500,000 in any fiscal year, are approved by the Agent and (ii) which in the case of the Permitted Acquisitions are greater than $500,000 in any fiscal year, are approved by the Majority Banks.

     Consolidated Total Interest Expense.  With respect to any Person, for any
     -----------------------------------
fiscal period, the aggregate amount of interest expense in respect of all

Indebtedness (other than Indebtedness relating to Franchise Agreements, licenses, leases or other agreements with BKC) of such Person and its Subsidiaries for such period, on a consolidated basis, determined in accordance with generally accepted accounting principles (including all non-cash interest payments, the interest portion of any deferred payment obligation and the interest component of Capitalized Leases, but excluding amortization of deferred financing fees if such amortization would otherwise be included in interest expense).

     Conversion Request.  A notice given by the Borrower to the Agent of the
     ------------------
Borrower's election to convert or continue a Revolving Credit Loan in accordance with (S)2.7.

     Credit Agreement.  This Fourth Amended and Restated Revolving Credit
     ----------------
Agreement, including the Schedules and Exhibits hereto.

     Debt Service Coverage Ratio.  As at any date of determination and with
     ---------------------------
respect to Holdings and its Subsidiaries, the ratio of (a) the Consolidated Cash Flow of Holdings and its Subsidiaries for the Reference Period then ended to (b) the Total Debt Service of Holdings and its Subsidiaries for such Reference Period.

     Default.  See (S)13.1 hereof.
     -------

     Delinquent Bank.  See (S)15.5.3 hereof.
     ---------------

     Distribution.  The declaration or payment of any dividend on or in respect
     ------------
of any shares of any class of capital stock of a Person, other than dividends payable solely in shares of common stock or Preferred Stock of such Person; the purchase, redemption, or other retirement of any shares of any class of capital stock of a Person, directly or indirectly through a Subsidiary of such Person or otherwise; the return of capital by a Person to its shareholders as such; or any other distribution on or in respect of any shares of any class of capital stock of a Person.

     Dollars or $.  Dollars in lawful currency of the United States of America.
     -------    -

     Domestic Lending Office.  Initially, the office of each Bank designated as
     -----------------------
such in Schedule 1 hereto; thereafter, such other office of such Bank, if any,
        ----------
located within the United States that will be making or maintaining Base Rate Loans.

     Drawdown Date.  The date on which any Revolving Credit Loan is made or is
     -------------
to be made, and the date on which any Revolving Credit Loan is converted or continued in accordance with (S)2.7.

     Dual-Use Establishment.  A single location at which more than one business
     -------- -------------
activity is conducted, but as to which the primary business is the conduct of a BKC Restaurant.

     EBITDA.  With respect to any fiscal period, an amount equal to the sum of
     ------
(a) Consolidated Net Income for such fiscal period, plus (b) in each case to the
                                                    ----
extent deducted in the calculation of such Person's Consolidated Net Income and without duplication (i) depreciation and amortization for such period, plus (ii)
                                                                       ----
other
noncash charges made in calculating Consolidated Net Income for such period plus
                                                                            ----
(iii) tax expense for such period, plus (iv) Consolidated Total Interest Expense
                                   ----
paid or accrued during such period, plus (v) non-cash expenses relating to
                                    ----
Financial Accounting Standards Board Statements Nos. 106, 109 and 121 deducted in the calculation of Consolidated Net Income for such period, plus (vi) the
                                                               ----
aggregate amount of non-capitalized transaction costs incurred in connection with financings and acquisitions, (including, but not limited to, financing and refinancing fees), plus (vii) fees paid under the TJC Management Agreement or
                   ----
the Intercompany Management Agreement, to the extent permitted under (S)9.4(d), plus (viii) amortization of start up costs of new restaurants developed by the
----
Borrower and its Restricted Subsidiaries, all as determined in accordance with generally accepted accounting principles.

     Eligible Assignee.  Any of (a) a commercial bank or finance company
     -----------------
organized under the laws of the United States, or any State thereof or the District of Columbia, and having total assets in excess of $1,000,000,000; (b) a savings and loan association or savings bank organized under the laws of the United States, or any State thereof or the District of Columbia, and having a net worth of at least $100,000,000, calculated in accordance with generally accepted accounting principles; (c) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having total assets in excess of $1,000,000,000, provided that such
                                                              --------
bank is acting through a branch or agency located in the country in which it is organized or another country which is also a member of the OECD; (d) the central bank of any country which is a member of the OECD; (e) any investment company, investment fund, financial institution or other institutional lender (other than any financial institution which but for the amount of its total assets or net worth would have been an Eligible Assignee under clauses (a) through (d) above) having total assets in excess of $100,000,000 and (f) if, but only if, any Event of Default has occurred and is continuing, any other bank, insurance company, commercial finance company or other financial institution or other Person approved by the Agent, such approval not to be unreasonably withheld.

     Employee Benefit Plan.  Any employee benefit plan within the meaning of
     ---------------------
(S)3(3) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate, other than a Multiemployer Plan.

     Environmental Laws.  See (S)7.18(a) hereof.
     ------------------

     ERISA.  The Employee Retirement Income Security Act of 1974.
     -----

     ERISA Affiliate.  Any Person which is treated as a single employer with the
     ---------------
Borrower under (S)414 of the Code.

     ERISA Reportable Event.  A reportable event with respect to a Guaranteed
     ----------------------
Pension Plan within the meaning of (S)4043 of ERISA and the regulations promulgated thereunder as to which the requirement of notice has not been waived.

     Eurocurrency Reserve Rate.  For any day with respect to a Eurodollar Rate
     -------------------------
Loan, the maximum rate (expressed as a decimal) at which any lender subject thereto would be required to maintain reserves under Regulation D of the Board of Governors of the Federal Reserve System (or any successor or similar regulations relating to such reserve requirements) against "Eurocurrency Liabilities" (as that term is used in Regulation D), if such liabilities were outstanding. The Eurocurrency Reserve Rate shall be adjusted automatically on and as of the effective date of any change in the Eurocurrency Reserve Rate.

     Eurodollar Business Day.  Any day on which commercial banks are open for
     -----------------------
international business (including dealings in Dollar deposits) in London or such other eurodollar interbank market as may be selected by the Agent in its sole discretion acting in good faith.

     Eurodollar Lending Office.  Initially, the office of each Bank designated
     -------------------------
as such in Schedule 1 hereto; thereafter, such other office of such Bank, if
           ----------
any, that shall be making or maintaining Eurodollar Rate Loans.

     Eurodollar Rate.  For any Interest Period with respect to a Eurodollar Rate
     ---------------
Loan, the rate of interest equal to (a) the rate per annum (rounded upwards to the nearest 1/16 of one percent) at which the Reference Bank's Eurodollar Lending Office is offered Dollar deposits two (2) Eurodollar Business Days prior to the beginning of such Interest Period in the interbank eurodollar market where the eurodollar and foreign currency and exchange operations of such Eurodollar Lending Office are customarily conducted, for delivery on the first day of such Interest Period for the number of days comprised therein and in an amount comparable to the amount of the Eurodollar Rate Loan of such Reference Bank to which such Interest Period applies, divided by (b) a number equal to
1.00 minus the Eurocurrency Reserve Rate, if applicable.

     Eurodollar Rate Loans.  Revolving Credit Loans bearing interest calculated
     ---------------------
by reference to the Eurodollar Rate.

     Event of Default.  See (S)13.1 hereof.
     ----------------

     Exchange Debenture.  The 13% Subordinated Exchange Debenture due 2008 which
     ------------------
may be issued by Holdings pursuant to the Exchange Debenture Indenture.

     Exchange Debenture Indenture.  The Exchange Debenture Indenture dated as of
     ----------------------------
December 3, 1996 between Holdings and Fleet National Bank, as trustee, in form and substance satisfactory to the Agent and the Banks.

     Executive Subscription Agreement.  The Executive and Advisor Subscription
     --------------------------------
Agreement, dated as of September 1, 1994, between Holdings and the parties listed on the signature pages thereto.

     Fee Letter.  The fee letter dated or to be dated on or prior to the Closing
     ----------
Date between the Borrower and the Agent, in form and substance satisfactory to the Agent and the Banks.

     FFCA.  FFCA Acquisition Corporation, a Delaware corporation.
     ----

     FFCA Leases.  Those certain lease agreements by and between FFCA, as
     -----------
lessor, and the Borrower (as successor to AmeriKing Virginia), as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is listed as AmeriKing Virginia, and by and between FFCA, as lessor, and AmeriKing Tennessee, as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is AmeriKing Tennessee, each in form and substance satisfactory to the Agent.

     FFCA NC Leases.  Those certain lease agreements by and between FFCA, as
     --------------
lessor, and the Borrower, as lessee, for each of the premises for which the "Lessee" on Exhibit A thereto is the Borrower, each in form and substance satisfactory to the Agent.

     Franchise Agreements.  The several Franchise Agreements (a) dated on or
     --------------------
prior to the Closing Date between the Borrower, AmeriKing Colorado, AmeriKing Tennessee, AmeriKing Cincinnati, Indiana Holdings or Indiana LP, as the case may be, and BKC, each in form and substance satisfactory to the Agent, (b) dated after the Closing Date between the Borrower and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between such parties on or prior to the Closing Date, (c) dated after the Closing Date between any Restricted Subsidiary and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between any other Restricted Subsidiary and BKC on or prior to the Closing Date, and (d) dated after the Closing Date between any Unrestricted Subsidiary and BKC, each in form and substance substantially similar to those Franchise Agreements entered into between any other Unrestricted Subsidiary and BKC on or prior to the Closing Date.

     Generally accepted accounting principles.  (a) When used in (S)10, whether
     ----------------------------------------
directly or indirectly through reference to a capitalized term used therein, means (i) principles that are consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, in effect on January 1, 1996, and (ii) to the extent consistent with such principles, the accounting practice of the Borrower reflected in its financial statements for the year ended on January 1, 1996, and (b) when used in general, other than as provided above, means principles that are (i) consistent with the principles promulgated or adopted by the Financial Accounting Standards Board and its predecessors, as in effect from time to time, and (ii) consistently applied with past financial statements of the Borrower adopting the same principles, provided that in each case referred to in this definition of "generally accepted accounting principles" a certified public accountant would, insofar as the use of such accounting principles is pertinent, be in a position to deliver an unqualified opinion (other than a qualification regarding changes in generally accepted accounting principles) as to financial statements in which such principles have been properly applied.

     Guaranteed Pension Plan.  Any employee pension benefit plan within the
     -----------------------
meaning of (S)3(2) of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate the benefits of which are guaranteed on termination in full or in part by the PBGC pursuant to Title IV of ERISA, other than a Multiemployer Plan.

     Guarantees.  Collectively, (a) the Guaranty, dated as of the date hereof,
     ----------
made by Holdings in favor of the Banks and the Agent pursuant to which Holdings guaranties to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time (the "Parent Guaranty"); (b) the Guaranty dated as of the date hereof, made by Indiana Holdings in favor of the Banks and the Agent, pursuant to which Indiana Holdings guaranties to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time; and (c) the Guaranty dated as of the date hereof, made by Indiana LP in favor of the Banks and the Agent, pursuant to which Indiana LP guaranties to the Banks and the Agent the payment and performance of the Obligations, as the same may be amended, restated, supplemented or modified from time to time.

     Hazardous Substances.  See (S)7.18(b) hereof.
     --------------------

     Holdings.  As defined in the preamble hereto.
     --------

     Indebtedness.  All obligations, contingent and otherwise, that in
     ------------
accordance with generally accepted accounting principles should be classified upon the obligor's balance sheet as liabilities, or to which reference should be made by footnotes thereto, including in any event and whether or not so classified: (a) all debt and similar monetary obligations, whether direct or indirect; (b) all liabilities secured by any mortgage, pledge, security interest, lien, charge or other encumbrance existing on property owned or acquired subject thereto, whether or not the liability secured thereby shall have been assumed; and (c) all guarantees, endorsements and other contingent obligations whether direct or indirect in respect of indebtedness of others, including any obligation to supply funds to or in any manner to invest in, directly or indirectly, the debtor, to purchase indebtedness, or to assure the owner of indebtedness against loss, through an agreement to purchase goods, supplies, or services for the purpose of enabling the debtor to make payment of the indebtedness held by such owner or otherwise, and the obligations to reimburse the issuer in respect of any letters of credit.

     Indiana Holdings.  AmeriKing Indiana Holdings, Inc., a Delaware corporation
     ----------------
and wholly owned Subsidiary of the Borrower.

     Indiana LP.  AmeriKing Indiana, L.P., a Delaware limited partnership.
     ----------

     Initial Acquisition.  The transaction in which the Borrower purchased (a)
     -------------------
certain of the assets of BKC consisting of sixty-eight (68) restaurants, (b) certain of the assets and business of Lawrence Jaro and/or his affiliates consisting of eleven (11) restaurants and (c) certain of the assets and business of William C. Osborn and/or his affiliates consisting of three (3) restaurants pursuant to the Initial Asset Purchase Agreements on September 1, 1994.

     Initial Asset Purchase Agreements.  The several Asset Purchase Agreements
     ---------------------------------
dated as of September 1, 1994 by and between (a) BKC and the Borrower, (b) Lawrence Jaro and/or his affiliates and the Borrower, and (c) William C. Osborn and/or his affiliates and the Borrower.

     Intercompany Management Agreement.  The Intercompany Management Consulting
     ---------------------------------
Agreement dated as of September 1, 1994 by and between the Borrower and Holdings.

     Intercreditor Agreement.  Collectively, (a) the Intercreditor Agreement
     -----------------------
dated as of September 1, 1994 (as amended pursuant to a First Amendment to Intercreditor Agreement dated as of December 30, 1994, a Second Amendment to Intercreditor Agreement dated as of June 17, 1997 and a Third Amendment to Intercreditor Agreement dated as of the Closing Date), among BKC, the Borrower, and the Agent, as the same may be amended, restated, supplemented or modified from time to time; and (b) the Intercreditor Agreement dated as of February 7, 1996 (as amended pursuant to a First Amendment to Intercreditor Agreement dated as of June 17, 1997 and a Second Amendment to Intercreditor Agreement dated as of the Closing Date), among BKC, the Borrower, the Restricted Subsidiaries and the Agent, as the same may be amended, restated, supplemented or modified from time to time.

     Interest Coverage Ratio.  As at any date of determination and with respect
     -----------------------
to Holdings, the ratio of (a) the sum of the EBITDA of Holdings and its Subsidiaries for the Reference Period ending on such date to (b) Consolidated Total Interest Expense of Holdings and its Subsidiaries for such Reference Period.

     Interest Payment Date.  (a) As to any Base Rate Loan, the last day of the
     ---------------------
calendar quarter which includes the Drawdown Date thereof; and (b) as to any Eurodollar Rate Loan in respect of which the Interest Period is (i) 3 months or less, the last day of such Interest Period and (ii) more than 3 months, the date that is 3 months from the first day of such Interest Period and, in addition, the last day of such Interest Period.

     Interest Period.  With respect to each Revolving Credit Loan (a) initially,
     ---------------
the period commencing on the Drawdown Date of such Revolving Credit Loan and ending on the last day of one of the periods set forth below, as selected by the Borrower in a Loan Request (i) for any Base Rate Loan, the last day of the calendar quarter; and (ii) for any Eurodollar Rate Loan, 1, 2, 3, or 6 months; and (b) thereafter, each period commencing on the last day of the next preceding Interest Period applicable to such Revolving Credit Loan and ending on the last day of one of the periods set forth above, as selected by the Borrower in a Conversion Request; provided that all of the foregoing provisions relating to
                    --------
Interest Periods are subject to the following:

          (i) if any Interest Period with respect to a Eurodollar Rate Loan would otherwise end on a day that is not a Eurodollar Business Day, that Interest Period shall be extended to the next succeeding Eurodollar Business Day unless the result of such extension would be to carry such Interest Period into another calendar month, in which event such Interest Period shall end on the immediately preceding Eurodollar Business Day;

          (ii) if any Interest Period with respect to a Base Rate Loan would end on a day that is not a Business Day, that Interest Period shall end on the next succeeding Business Day;

          (iii) if the Borrower shall fail to give notice as provided in (S)2.7, the Borrower shall be deemed to have requested a conversion of the affected Eurodollar Rate Loan to a Base Rate Loan and the continuance of all Base Rate Loans as Base Rate Loans on the last day of the then current Interest Period with respect thereto;

          (iv) any Interest Period relating to any Eurodollar Rate Loan that begins on the last Eurodollar Business Day of a calendar month (or on a day for which there is no numerically corresponding day in the calendar month at the end of such Interest Period) shall end on the last Eurodollar Business Day of a calendar month; and

          (v) any Interest Period relating to any Eurodollar Rate Loan that would otherwise extend beyond the Revolving Credit Loan Maturity Date shall end on the Revolving Credit Loan Maturity Date.

     Investments.  All expenditures made (other than Capital Expenditures not
     -----------
incurred or made in connection with the acquisition and/or development of restaurants) and all liabilities incurred (contingently or otherwise) for the acquisition of stock or Indebtedness of, or for loans, advances, capital contributions or transfers of property to, or in respect of any guaranties (or other commitments as described under Indebtedness), or obligations of, any Person. In determining the aggregate amount of Investments outstanding at any particular time: (a) the amount of any Investment represented by a guaranty shall be taken at not less than the principal amount of the obligations guaranteed and still outstanding; (b) there shall be included as an Investment all interest accrued with respect to Indebtedness constituting an Investment unless and until such interest is paid; (c) there shall be deducted in respect of each such Investment any amount received as a return of capital in cash (but only by repurchase, redemption, retirement, repayment, liquidating dividend or liquidating distribution); (d) there shall not be deducted in respect of any Investment any amounts received as earnings on such Investment, whether as dividends, interest or otherwise, except that accrued interest included as provided in the foregoing clause (b) may be deducted when paid; and (e) there shall not be deducted from or added to, as the case may be, the aggregate amount of Investments any decrease or increase, as the case may be, in the value thereof.

     Investors.  JZEP, the Jordan Investors (as defined in the Stockholders
     ---------
Agreement), the Management Stockholders (as defined in the Stockholders Agreement) and the Executive and Advisors Stockholders (as defined in the Stockholders Agreement).

     Investor Subscription Agreement.  The Jordan Investor Subscription
     -------------------------------
Agreement, dated as of September 1, 1994, by and among Holdings and the Stockholders (as defined therein).

     Jordan Affiliates.  Leucadia Investors, Inc., John W. Jordan II, David W.
     -----------------
Zalaznick, Jonathan F. Boucher, John R. Lowden, Adam E. Max, A. Richard Caputo, Jr., John M. Camp, Jordan/Zalaznick Capital Company, John M. Camp Profit Sharing Plan, James E. Jordan, Jr. Profit Sharing Plan and Trust, John W.

Jordan Revocable Trust and Paul Rodzevick Profit Sharing Plan and Trust, Paul R. Rodzevick, James E. Jordan, Thomas H. Quinn and JII Partners, Inc.

     Jordan Principal.  Collectively, (a) each partner, executive or employee of
     ----------------
TJC, (b) any wholly-owned Subsidiary of any one (or jointly of more than one of any) Person specified in clause (a), and (c) the spouse or any immediate family member of any Person specified in clause (a) or any trust solely for the benefit of any such Person where the spouse or any immediate family member of such Person.

     JZEP.  JZ Equity Partners PLC (f/k/a MCIT PLC), a public limited liability
     ----
company incorporated in England and Wales.

     Leases.  The several leases (a) dated on or prior to the Closing Date
     ------
between (i) the Borrower, AmeriKing Colorado, AmeriKing Tennessee, or Indiana LP, as the case may be, and BKC, (ii) the Borrower and the current landlords of the restaurants acquired pursuant to the Asset Purchase Agreement dated as of September 1, 1994 between the Borrower and Lawrence Jaro and/or his affiliates,
(iii) the Borrower and the current landlords of the restaurants acquired pursuant to the Asset Purchase Agreement dated as of September 1, 1994 between the Borrower and William C. and/or his affiliates, (iv) the Borrower and the current landlords of the restaurants acquired from BNB if such real property is not owned by BNB, (v) the Borrower and BNB as to those restaurants acquired from BNB for which BNB and/or an affiliate of BNB is the owner of the real property, or such successor in interest to BNB, (vi) AmeriKing Colorado and the current landlords of the restaurants acquired pursuant to the Asset Purchase Agreement by and among DMW, Inc., Daniel L. White and AmeriKing Colorado and the Asset Purchase Agreement by and among WSG, Inc., Daniel L. White, Susan J. Wakeman, George Alaniz, Jr. and AmeriKing Colorado, each dated as of July 5, 1995, (vii) AmeriKing Tennessee and the current landlords of the restaurants acquired by AmeriKing Tennessee on November 21, 1995, (viii) the Borrower (as successor by merger with AmeriKing Cincinnati) and the current landlords of the restaurants acquired by AmeriKing Cincinnati on February 7, 1996, (ix) the Borrower (as successor by merger with AmeriKing Virginia) and the current landlords of the restaurants acquired by AmeriKing Virginia on February 7, 1996, (x) the Borrower (as successor by merger with AmeriKing Virginia) and AmeriKing Tennessee and FFCA, all in form and substance acceptable to the Agent (xi) the Borrower (as successor by merger with AmeriKing Virginia) and certain of the Virginia Sellers of the restaurants acquired on February 7, 1996, (xii) the Borrower and the current landlords or owners of the restaurants acquired by the Borrower on June 16, 1997, and (xiii) the Borrower and the current landlords or owners of the restaurants to be acquired pursuant to The AmeriKing/Emil Acquisition and the AmeriKing/Hamburgers Acquisition; (b) dated after the Closing Date between the Borrower and the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by the Borrower on or prior to the Closing Date; (c) dated after the Closing Date between any Restricted Subsidiary and the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by any other Restricted Subsidiary on or prior to the Closing Date; and (d) dated after the Closing Date between any Unrestricted Subsidiary and the owner of the real property which is the subject of such lease, so long as the terms and conditions of such leases are in form and substance substantially similar to those leases entered into by any other Unrestricted Subsidiary on or prior to the Closing Date.

     Letter of Credit.  See (S)4.1.1 hereof.
     ----------------

     Letter of Credit Application.  See (S)4.1.1 hereof.
     ----------------------------

     Letter of Credit Fee.  See (S)4.6 hereof.
     ---------------------

     Letter of Credit Participation.  See (S)4.1.4 hereof.
     ------------------------------

     Leverage Ratio.  As at any date of determination, the ratio of (a) Total
     --------------
Funded Indebtedness of Holdings and its Subsidiaries outstanding on such date less cash and Cash Equivalents of Holdings and its Subsidiaries on such date to
(b) the EBITDA of Holdings and its Subsidiaries for any period of four consecutive fiscal quarters (treated as a single accounting period) ended on such date, or most recently ended fiscal quarter, as applicable, provided, the
                                                                 --------
calculation of the Leverage Ratio shall be made on a Pro Forma Basis.

     Loan Documents.  The Revolver Loan Documents and the Acquisition Loan
     ---- ---------
Documents.

     Loan Request.  See (S)2.6 hereof.
     ------------

     Majority Banks.  As of any date, (i) if there are three (3) or more Banks,
     --------------
any two or more Banks holding, in the aggregate, at least fifty one percent (51%) of the outstanding principal amount of the Revolving Credit Notes and the unfunded portion of the Commitments on such date, and if no such principal is outstanding, any two or more Banks whose aggregate Commitments constitute at least fifty one percent (51%) of the Total Commitment, and (ii) if there are less than three (3) Banks, all the Banks.

     Management Agreement.  The Management Agreement as of September 1, 1994, by
     --------------------
and among TJC Management Corp., Holdings and the Borrower, as amended by Amendment No. 1 to Management Agreement dated February 7, 1996.

     Management Subscription Agreement.  The Management Subscription Agreement,
     ---------------------------------
dated as of September 1, 1994, as amended by Amendment No. 1 to Management Subscription Agreement dated as of December 3, 1996, between Holdings and the Stockholders (as defined therein).

     Maximum Drawing Amount.  The maximum aggregate amount that the
     ----------------------
beneficiaries may at any time draw under outstanding Letters of Credit, as such aggregate amount may be reduced from time to time pursuant to the terms of the Letters of Credit.

     Mortgage Amendment.  Collectively, (a) the First Amendment to Leasehold
     ------------------
Mortgage, dated as of June 17, 1997, between the Borrower (as successor by merger with AmeriKing Virginia) and the Agent, and (b) the Second Amendment to Leasehold Mortgage, to be executed pursuant to Section 8.18 hereof, between the Borrower and the Agent, and in form and substance satisfactory to the Agent.

     Mortgaged Property.  Any Real Estate which is subject to any Mortgage.  The
     ------------------
Mortgaged Properties on the Closing Date shall include those properties listed on Schedule 1A attached hereto.
   -----------

     Mortgages.  The several mortgages and deeds of trust, (a) dated on or prior
     ---------
to the Closing Date, as amended by the Mortgage Amendment; or (b) entered into after the Closing Date pursuant to (S)8.15, from the Borrower and its Restricted Subsidiaries to the Agent with respect to the leasehold interests of the Borrower and its Restricted Subsidiaries in the Real Estate, in form and substance satisfactory to the Agent.

     Multiemployer Plan.  Any multiemployer plan within the meaning of (S)3(37)
     ------------------
of ERISA maintained or contributed to by the Borrower or any ERISA Affiliate.

     Net Sale Proceeds.  The net proceeds received by Holdings or any of its
     -----------------
Subsidiaries in respect of any asset sale or disposition, less all reasonable out of pocket fees, commissions, taxes paid as a result of such sale or disposition and other expenses incurred in connection with such asset sale or disposition.

     Nominally Financed Acquisition.  A Permitted Financed Acquisition in which
     ------------------------------
(a) the total amount of Revolving Credit Loans requested by the Borrower for such acquisition or a series of related acquisitions does not exceed, in the aggregate, $5,000,000 and (b) the amount of the Revolving Credit Loan requested, when taken together with all other Revolving Credit Loans made at any time after the Closing Date to provide funds for Nominally Financed Acquisitions does not exceed, in the aggregate, $10,000,000.

     Non-Affected Bank(s).  As at any date of determination, those Banks which
     --------------------
are not Affected Banks.

     Obligations.  All indebtedness, obligations and liabilities of any of
     -----------
Holdings, the Borrower and their Subsidiaries to any of the Banks and the Agent, individually or collectively, existing on the date of this Credit Agreement or arising thereafter, direct or indirect, joint or several, absolute or contingent, matured or unmatured, liquidated or unliquidated, secured or unsecured, arising by contract, operation of law or otherwise, arising or incurred under this Credit Agreement, the Acquisition Credit Agreement or any of the other Loan Documents or in respect of any of the Revolving Credit Loans or Acquisition Revolving Credit Loans made or Reimbursement Obligations incurred or any of the Revolving Credit Notes, Letter of Credit Application, Letter of Credit, or arising or incurred in connection with any interest rate protection arrangements contemplated by (S)8.15 or any documents, agreements or instruments executed in connection therewith, or other instruments at any time evidencing any thereof.

     Offering.  The public offering by Holdings of the Senior Notes and the
     --------
Units pursuant to a registration statement on Form S-1 (File No. 333-04261) (the "Registration Statement").

     Offering Documents.  Collectively, the Exchange Debentures, the Exchange
     ------------------
Debenture Indenture, the Senior Notes, the Senior Notes Indenture, the Certificate of Designation and the Restated Certificate of Incorporation, and all documents, instruments and agreements executed in connection with any of the foregoing.

     Outstanding.  With respect to the Revolving Credit Loans, the aggregate
     -----------
unpaid principal thereof as of any date of determination.

     Parent Guaranty.  As defined in the definition for Guarantees.
     ---------------

     Partnership Pledges.  Collectively, (a) the Collateral Assignment of
     -------------------
Partnership Interest executed by Holdings, and (b) the Collateral Assignment of Partnership Interest executed by Indiana Holdings, each dated as of the date hereof in favor of the Agent for the benefit of the Agent, and each as may be amended and in effect from time to time.

     PBGC.  The Pension Benefit Guaranty Corporation created by (S)4002 of ERISA
     ----
and any successor entity or entities having similar responsibilities.

     Perfection Certificate.  Each Perfection Certificate, as defined in each of
     ----------------------
the Security Agreements.

     Permitted Acquisitions.  See (S)9.5.1 hereof.
     ----------------------

     Permitted Acquisition Documents.  Collectively, each Permitted Acquisition
     -------------------------------
Purchase Agreement and all documents, instruments and agreements executed in connection therewith.

     Permitted Acquisition Purchase Agreement.  Any of the asset and/or stock
     ----------------------------------------
purchase agreements relating to a Permitted Financed Acquisition (other than a Nominally Financed Acquisition) dated on or prior to the Revolving Credit Loan Maturity Date between the Borrower or any of its Restricted Subsidiaries and the sellers of such assets and/or stock, each such agreement to be in form and substance satisfactory to the Agent.

     Permitted Financed Acquisition.  The acquisition(s) by the Borrower or any
     ------------------------------
of its Restricted Subsidiaries of certain of the assets and/or stock of a Person, which assets being acquired consist of, among other items, BKC Restaurants, pursuant to the terms of a Permitted Acquisition Purchase Agreement and which acquisition is (a) financed in whole or in part by a Revolving Credit Loan and (b) which is a Permitted Acquisition.

     Permitted Liens.  Liens, security interests and other encumbrances
     ---------------
permitted by (S)9.2.

     Person.  Any individual, corporation, partnership, trust, unincorporated
     ------
association, business, or other legal entity, and any government or any governmental agency or political subdivision thereof.

     Preferred Stock.  As applied to the capital stock of any Person, means the
     ---------------
capital stock of any class or classes (however designated) that is preferred as to the payment of dividends, or as to the distribution of assets upon any voluntary or involuntary liquidation or dissolution of such corporation, over shares of capital stock of any other class of such Person.

     Pro Forma Basis.  For any Reference Period which includes an acquisition by
     ---------------
Holdings or any of its Subsidiaries of the assets and businesses of BKC Restaurants or other quick service restaurants, the Total Funded Indebtedness (or, in the case of Consolidated Total Interest Expenses, all Indebtedness) and EBITDA for the fiscal quarter in which such acquisition occurred, each full fiscal quarter thereafter to the end of the Reference Period, and each full fiscal quarter from the beginning of the Reference Period to the date of such acquisition with reference to the audited historical financial results of the Person so acquired and Holdings and its Subsidiaries for the applicable Reference Period after giving effect on a pro forma basis to such acquisition and assuming that such acquisition had been consummated at the beginning of such Reference Period in the manner described in (i), (ii) and (iii) below:

          (i) all Indebtedness (whether under this Credit Agreement the Acquisition Credit Agreement or otherwise) and any other balance sheet adjustments incurred or made in connection with such acquisition shall be deemed to have been incurred or made on the first day of the Reference Period, and all Indebtedness of the Person acquired or to be acquired in such acquisition which was or will have been repaid in connection with the consummation of such acquisition shall be deemed to have been repaid concurrently with the incurrence of the Indebtedness incurred in connection with such acquisition;

          (ii) all Indebtedness assumed to have been incurred pursuant to the preceding clause (i) shall be deemed to have borne interest at the sum of
     (a) the arithmetic mean of (x) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the first day of the Reference Period and (y) the Eurodollar Rate for Eurodollar Rate Loans having an Interest Period of one month in effect on the last day of the Reference Period plus (b) the Applicable Margin for Revolving Credit Loans
                      ----
     then in effect (after giving effect to such acquisition on a pro forma basis); and

          (iii) other reasonable cost savings, expenses and other income statement or operating statement adjustments which are attributable to the change in ownership and/or management resulting from such acquisition as may be approved by the Agent in writing (which approval shall not be unreasonably withheld) shall be deemed to have been realized on the first day of the Test Period.;

          provided, that, to the extent that the number of restaurants acquired
          --------  ----
     in such acquisition does not exceed a number equal to 10% of the restaurants owned by Holdings and Subsidiaries immediately prior to such acquisition, Pro Forma Basis may be determined with reference to unaudited financial statements of the Person so acquired if audited financial statements are unavailable.

     Rate Adjustment Period.  See the definition of Applicable Margin.
     ----------------------

     Real Estate.  All real property at any time owned or leased (as lessee or
     -----------
sublessee) by the Borrower or any of its Subsidiaries.

     Record.  The grid attached to a Revolving Credit Note, or the continuation
     ------
of such grid, or any other similar record, including computer records, maintained by any Bank with respect to any Revolving Credit Loan referred to in such Revolving Credit Note.

     Reference Bank.  BKB.
     --------------

     Reference Period.  A period of four (4) consecutive fiscal quarters.
     ----------------

     Reimbursement Obligation.  The Borrower's obligation to reimburse the Agent
     ------------------------
and the Banks on account of any drawing under any Letter of Credit as provided in (S)4.2.

     Restated Certificate of Incorporation.  The Amended and Restated
     -------------------------------------
Certificate of Incorporation of Holdings, dated as of December 3, 1996 and in form and substance satisfactory to the Agent and the Banks.

     Restaurant Cash Flow.  For each restaurant, the EBITDA of such restaurant
     --------------------
for the period of the immediately preceding twelve (12) months plus, to the
                                                               ----
extent deducted in calculating EBITDA, the aggregate amount of allocated general and administrative expenses not directly associated with such restaurant during such period in accordance with past practices of the Borrower.

     Restricted Payment.  In relation to the Borrower and its Subsidiaries, (a)
     ------------------
any Distribution or (b) any payment or transfer of property by the Borrower or its Subsidiaries to Holdings or to any other Affiliate of the Borrower or Holdings.

     Restricted Subsidiary.  Any Subsidiary of the Borrower which is not an
     ---------------------
Unrestricted Subsidiary.

     Revolver Loan Documents.  This Credit Agreement, the Revolving Credit
     -----------------------
Notes, the Letter of Credit Applications, the Letters of Credit, the Fee Letter, the Intercreditor Agreement and the Security Documents.

     Revolving Credit Loan Maturity Date.  June 30, 2002.
     -----------------------------------

     Revolving Credit Loans.  Revolving credit loans made or to be made by the
     ----------------------
Banks to the Borrower pursuant to (S)2.

     Revolving Credit Notes.  See (S)2.4 hereof.
     ----------------------

     Securities Purchase Agreement.  That certain Securities Purchase Agreement
     -----------------------------
dated as of November 30, 1994, between Holdings and BBI pursuant to which (a) certain junior subordinated notes in an original aggregate principal amount of $600,000 were issued by Holdings and (b) BBI purchased $1,900,000 of preferred stock of Holdings, as amended by Amendment No. 1 to the Securities Purchase Agreement dated as of February 7, 1996 between Holdings and BBI, and as the same may be further amended and in effect from time to time in accordance with the terms of this Credit Agreement and the other Loan Documents.

     Security Agreements.  Collectively, (a) the Amended and Restated Security
     -------------------
Agreement between the Borrower and the Agent, (b) the Security Agreement between Indiana LP and the Agent, (c) the Security Agreement between Indiana Holdings and the Agent, and (d) the Security Agreement between Holdings and the Agent, each dated as of the date hereof and each as may be amended, restated, supplemented or modified from time to time.

     Security Documents.  The Guarantees, the Security Agreements, the Borrower
     ------------------
Stock Pledge Agreement, the Partnership Pledges, the Mortgages and the Stock Pledge Agreement.

     Senior Exchange Preferred Stock.  The Senior Exchangeable Preferred Stock
     -------------------------------
due 2008 of Holdings issued pursuant to the Offering.

     Senior Notes.  The 10.75% Senior Notes due 2006 issued by Holdings in the
     ------------
aggregate principal amount of $100,000,000 pursuant to the Senior Notes
Indenture.

     Senior Notes Indenture.  The Indenture dated as of December 3, 1996 between
     ----------------------
Holdings and Fleet National Bank, as trustee, and in form and substance satisfactory to the Agent and the Banks.

     Stock Pledge Agreement.  The Amended and Restated Stock Pledge Agreement,
     ----------------------
dated as the date hereof, between Holdings and the Agent, as the same may be amended, restated, supplemented or modified from time to time.

     Stockholders Agreement.  The Amended and Restated Stockholders Agreement
     ----------------------
dated as of December 3, 1996, among the Borrower, BBI, the Investors and Holdings, in form and substance satisfactory to the Agent and the Banks.

     Subordinated Agreement.  That certain Amended and Restated Purchase
     ----------------------
Agreement, dated as of February 6, 1996, in form and substance satisfactory to the Agent, and as such agreement may be amended and in effect from time to time in accordance with the terms of this Credit Agreement and the other Loan Documents.

     Subordinated Debt.  Indebtedness of Holdings, the Borrower or any of their
     -----------------
Subsidiaries evidenced by the Subordination Documents, that is expressly subordinated and made junior to the payment and performance in full of the Obligations, and other Indebtedness incurred under the Subordinated Agreement.

     Subordinated Notes.  Any Non-Negotiable Three Year Junior Subordinated
     ------------------
Notes issued pursuant to the Management Subscription Agreement.

     Subordination Documents.  The Subordinated Notes and that portion of the
     -----------------------
Securities Purchase Agreement which governs the subordinated notes issued to BBI.

     Subsidiary.  Any corporation, association, trust, or other business entity
     ----------
of which the designated parent shall at any time own directly or indirectly through a Subsidiary or Subsidiaries at least a majority (by number of votes) of the outstanding Voting Stock.

     Survey.  In relation to each Mortgaged Property, an instrument survey of
     ------
such Mortgaged Property which shall show the location of all buildings, structures, easements and utility lines on such Mortgaged Property, shall be sufficient to remove the survey exception from the Title Policy, shall show that all buildings and structures are within the lot lines of such Mortgaged Property, shall not show any material encroachments by others, shall show the zoning district or districts in which such Mortgaged Property is located in a flood hazard district as established by the Federal Emergency Management Agency or any successor agency or is located in any flood plain, flood hazard or wetland protection district established under federal, state or local law.

     Surveyor Certificate.  In relation to each Mortgaged Property for which a
     --------------------
Survey has been conducted, a certificate executed by the surveyor who prepared such Survey dated as of a recent date and containing such information relating to such Mortgaged Property as the Agent or the Title Insurance Company may require, such certificate to be reasonably satisfactory to the Agent in form and substance.

     Tax Sharing Agreement.  The Amended and Restated Tax Sharing Agreement,
     ---------------------
dated on or prior to the Closing Date, by and among Holdings, the Borrower and their Subsidiaries, which shall be in form and substance satisfactory to the Agent.

     Title Insurance Company.  Lawyers Title Insurance Company.
     -----------------------

     Title Policy.  In relation to each Mortgaged Property, an ALTA standard
     ------------
form title insurance policy issued by the Title Insurance Company (with such reinsurance or co-insurance as the Agent may reasonably require, any such reinsurance to be with direct access endorsements) in such amount as may be reasonably determined by the Agent insuring the priority of the Mortgage of such Mortgaged Property and that the Borrower or one of its Subsidiaries holds marketable leasehold title to such Mortgaged Property, subject only to the encumbrances permitted by such Mortgage and which shall not contain exceptions for mechanics liens or persons in occupancy, shall not insure over any matter except to the extent that any such affirmative insurance is acceptable to the Agent in its reasonable discretion, and shall contain such endorsements and affirmative insurance as the Agent in its discretion may reasonably require, if available in the applicable jurisdiction, including but not limited to (a) comprehensive endorsement, (b) variable rate of interest endorsement, (c) usury endorsement,
(d) revolving credit endorsement, (e) tie-in endorsement, (f) doing business endorsement and (g) ALTA form 3.1 zoning endorsement.

     TJC.  The Jordan Company LLC, a New York limited liability company.
     ---

     Total Commitment.  The sum of the Commitments of the Banks, as in effect
     ----------------
from time to time.

     Total Debt Service.  For any period with respect to the Borrower and its
     ------------------
Subsidiaries, all scheduled mandatory payments of principal on Indebtedness of the Borrower and its Subsidiaries (other than Indebtedness relating to Franchise Agreements, leases, licenses and other agreements with BKC) made or required to be made in that period plus the Consolidated Total Interest Expense of the
                       ----
Borrower and its Subsidiaries for that period.

     Total Funded Indebtedness.  All Indebtedness of the Borrower and its
     -------------------------
Subsidiaries for borrowed money, purchase money Indebtedness and with respect to Capitalized Leases, determined on a consolidated basis in accordance with generally accepted accounting principles.

     Type.  As to any Revolving Credit Loan, its nature as a Base Rate Loan or a
     ----
Eurodollar Rate Loan.

     Uniform Customs.  With respect to any Letter of Credit, the Uniform Customs
     ---------------
and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication No. 500 or any successor version thereto adopted by the Agent in the ordinary course of its business as a letter of credit issuer and in effect at the time of issuance of such Letter of Credit.

     Units.  The $30,000,000 aggregate amount of Units (as such term is defined
     -----
in the Registration Statement) consisting of 30,000 shares of Senior Exchange Preferred Stock and 30,000 shares of Common Stock of Holdings.

     Unpaid Reimbursement Obligation.  Any Reimbursement Obligation for which
     -------------------------------
the Borrower does not reimburse the Agent and the Banks on the date specified in, and in accordance with, (S)4.2.

     Unrestricted Subsidiary.  Each Subsidiary of the Borrower as to which (a)
     -----------------------
the Board of Directors of the Borrower has designated such Subsidiary as an Unrestricted Subsidiary at or prior to the time such Subsidiary is formed or acquired by the Borrower, as the case may be, and the Borrower has provided written notice to the Agent in reasonable detail of such designation within five
(5) Business Days after designation thereof; (b) the Borrower owns not less than eighty percent (80%) of the capital stock of such Subsidiary and eighty percent (80%) of the Voting Stock of such Subsidiary; (c) such Subsidiary has become a party to the Tax Sharing Agreement; (d) all of such Subsidiary's liabilities are non-recourse as to Holdings, the Borrower or any Restricted Subsidiary; and (e) no Jordan Principal owns capital stock of such Subsidiary (except indirectly through Holdings).

     Virginia Sellers.  C&N Dining, Inc. and certain of its affiliates.
     ----------------

     Voting Stock.  Stock or similar equity interest of a Person pursuant to
     ------------
which the holders thereof have, at the time of determination, the general voting power under ordinary circumstances to vote for the election of directors (or persons performing similar functions), managers, trustees or general partners of such Person (irrespective of whether or not at the time any other class or classes will have or might have voting power by reason of the happening of any contingency).

     Warrants.  The warrants issued to BBI by Holdings.
     --------



     1.2. Rules of Interpretation.
          -----------------------

          (a) A reference to any document or agreement shall include such document or agreement as amended, modified or supplemented from time to time in accordance with its terms and the terms of this Credit Agreement.

          (b) The singular includes the plural and the plural includes the singular.

          (c) A reference to any law includes any amendment or modification to such law.

          (d) A reference to any Person includes its permitted successors and permitted assigns.

          (e) Accounting terms not otherwise defined herein have the meanings assigned to them by generally accepted accounting principles applied on a consistent basis by the accounting entity to which they refer.

          (f)  The words "include", "includes" and "including" are not limiting.

          (g) All terms not specifically defined herein or by generally accepted accounting principles, which terms are defined in the Uniform Commercial Code as in effect in the Commonwealth of Massachusetts, have the meanings assigned to them therein, with the term "instrument" being that defined under Article 9 of the Uniform Commercial Code.

          (h) Reference to a particular "(S)" refers to that section of this Credit Agreement unless otherwise indicated.

          (i) The words "herein", "hereof", "hereunder" and words of like import shall refer to this Credit Agreement as a whole and not to any particular section or subdivision of this Credit Agreement.

                      2.  THE REVOLVING CREDIT FACILITY.
                          -----------------------------

     2.1. Commitment to Lend. Subject to the terms and conditions set forth in
          ------------------
this Credit Agreement (including, but not limited to those requirements set forth in (S)2.6 below), each of the Banks severally agrees to lend to the Borrower and the Borrower may borrow, repay, and reborrow from time to time between the Closing Date and the Revolving Credit Loan Maturity Date upon notice by the Borrower to the Agent given in accordance with (S)2.6, such sums as are requested by the Borrower up to a maximum aggregate amount outstanding (after giving effect to all amounts requested) at any one time equal to such Bank's Commitment minus such Bank's Commitment Percentage of the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations, provided that the sum of the outstanding amount of the Revolving Credit Loans (after giving effect to all amounts requested) plus the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not at any time exceed the Total Commitment. The Revolving Credit Loans shall be made pro rata in accordance with each Bank's Commitment Percentage. Each request for a Revolving Credit Loan hereunder shall constitute a representation and warranty by the Borrower that the conditions set forth in (S)11 and (S)12, in the case of the initial Revolving Credit Loans to be made on the Closing Date, and (S)12, in the case of all other Revolving Credit Loans, have been satisfied on the date of such request. Notwithstanding anything to the contrary contained herein, the Borrower shall not be permitted to borrow Revolving Credit Loans after June 17, 2000 to finance any portion of a Permitted Acquisition.

     2.2.  Commitment Fee. The Borrower agrees to pay to the Agent for the
           --------------
accounts of the Banks in accordance with their respective Commitment Percentages a commitment fee calculated at the rate of the Commitment Fee Rate per annum on the average daily amount during each calendar quarter or portion thereof from the Closing Date to the Revolving Credit Loan Maturity Date by which the Total Commitment minus the sum of the Maximum Drawing Amount and all Unpaid
           -----
Reimbursement Obligations exceeds the outstanding amount of Revolving Credit Loans during such calendar quarter. The commitment fee shall be payable quarterly in arrears on the first day of each calendar quarter for the immediately preceding calendar quarter commencing on the first such date following the date hereof, with a final payment on the Revolving Credit Maturity Date or any earlier date on which the Commitments shall terminate.

     2.3.  Reduction of Total Commitment.
           -----------------------------

     At any time after the Acquisition Total Commitment has been reduced to zero, the Borrower shall have the right from time to time upon seven (7) Business Days prior written notice to the Agent to reduce by $5,000,000 or an integral multiple of $1,000,000 in excess thereof the unborrowed portion of the Total Commitment or terminate entirely the Total Commitment, whereupon the Commitments of the Banks shall be reduced pro rata in accordance with their
                                          --- ----
respective Commitment Percentages of the amount specified in such notice or, as the case may be, terminated. Promptly after receiving any notice of the Borrower delivered pursuant to this (S)2.3, the Agent will notify the Banks of the substance thereof. Upon the effective date of any such reduction or termination, the Borrower shall pay to the Agent for the respective accounts of the Banks the full amount of any commitment fee then accrued on the amount of the reduction. No reduction or termination of the Commitments may be reinstated.

     2.4.  The Revolving Credit Notes. The Revolving Credit Loans shall be
           --------------------------
evidenced by separate amended and restated promissory notes of the Borrower in substantially the form of Exhibit A hereto (each a "Revolving Credit Note"),
                          ---------
dated as of the Closing Date and completed with appropriate insertions. One Revolving Credit Note shall be payable to the order of each Bank in a principal amount equal to such Bank's Commitment or, if less, the outstanding amount of all Revolving Credit Loans made by such Bank, plus interest accrued thereon, as set forth below. The Borrower irrevocably authorizes each Bank to make or cause to be made, at or about the time of the Drawdown Date of any Revolving Credit Loan or at the time of receipt of any payment of principal on such Bank's Revolving Credit Note, an appropriate notation on such Bank's Record reflecting the making of such Revolving Credit Loan or (as the case may be) the receipt of such payment. The outstanding amount of the Revolving Credit Loans set forth on such Bank's Record shall be prima facie evidence of the principal amount thereof
                            ----- -----
owing and unpaid to such Bank, but the failure to record, or any error in so recording, any such amount on such Bank's Record shall not limit or otherwise affect the obligations of the Borrower hereunder or under any Revolving Credit Note to make payments of principal of or interest on any Revolving Credit Note when due.

     2.5.  Interest on Revolving Credit Loans. Except as otherwise provided in
           ----------------------------------
(S)5.11,

           (a) each Base Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Base Rate plus the Applicable Margin.
               ----

           (b) Each Eurodollar Rate Loan shall bear interest for the period commencing with the Drawdown Date thereof and ending on the last day of the Interest Period with respect thereto at the rate per annum equal to the Eurodollar Rate for such Interest Period plus the Applicable Margin.
                                              ----

           (c) The Borrower promises to pay interest on each Revolving Credit Loan in arrears on each Interest Payment Date with respect thereto.

     2.6.  Requests for Revolving Credit Loans. The Borrower shall give to the
           -----------------------------------
Agent written notice in the form of Exhibit B hereto (or telephonic notice
                                    ---------
confirmed in a writing in the form of Exhibit B hereto) of each Revolving Credit
                                      ---------
Loan requested hereunder (a "Loan Request") no less than 1:00 p.m. (Boston time)
(a) one (1) Business Day prior to the proposed Drawdown Date of any Base Rate Loan and (b) three (3) Eurodollar Business Days prior to the proposed Drawdown Date of any Eurodollar Rate Loan, provided, however, the Borrower shall not
                                  --------  -------
request any Eurodollar Rate Loans with an Interest Period of more than one month until the date which is the earlier to occur of (i) sixty (60) Business Days following the Closing Date and (ii) the date on which the Revolving Credit Loans hereunder have been syndicated to the satisfaction of the Agent. Each such notice shall specify (i) the principal amount of the Revolving Credit Loan requested, (ii) the proposed Drawdown Date of such Revolving Credit Loan, (iii) the Interest Period for such Revolving Credit Loan, (iv) the Type of such Revolving Credit Loan and (v) whether the proceeds of such Revolving Credit Loan shall be used to finance all or any part of a Permitted Acquisition. Promptly upon receipt of any such notice, the Agent shall notify each of the Banks thereof. Each Loan Request shall be irrevocable and binding on the Borrower and shall obligate the Borrower to accept the Revolving Credit Loan requested from the Banks on the proposed Drawdown Date. Each Loan Request shall be in a minimum aggregate amount of $500,000 or a larger integral multiple of $100,000. In addition, if all or any portion of the proceeds of the Revolving Credit Loan being requested is being used to finance all or any portion of a Permitted Acquisition, except in the case of a Nominally Financed Acquisition, the Borrower shall deliver to the Agent not less than five
(5) days prior to the proposed Drawdown Date of such Revolving Credit Loan a written notification describing the relevant Permitted Financed Acquisition to be consummated, copies of all material documents, agreements and instruments to be entered into by the Borrower in connection with such Permitted Financed Acquisition, and the purchase price for such Permitted Financed Acquisition (which purchase price plus all transaction costs related thereto shall not be less than the amount of the Revolving Credit Loan so requested). Subject to the foregoing, and subject to the satisfaction of the conditions set forth in (S)12, so long as no Default or Event of Default shall have occurred and be continuing, and all of the applicable conditions set forth in this Credit Agreement shall have been met, including, but not limited to the Borrower having taken all action necessary and required pursuant to the terms of this Credit Agreement and the other Loan Documents to perfect the Agent's first priority security interest in the assets being acquired (or, in the event any Subsidiary is formed as a result of or in connection with such acquisition, such Subsidiary shall be a Restricted Subsidiary, and the Loan Documents shall be amended and/or supplemented as necessary to make the terms and conditions of the Loan Documents applicable to such Restricted Subsidiary), and the Agent being satisfied with the terms of the proposed Permitted Financed Acquisition, each Bank shall lend to the Borrower such Bank's Commitment Percentage of the Revolving Credit Loan so requested in immediately available funds not later than the close of business on such Drawdown Date.

     2.7. Conversion Options.
          ------------------

          2.7.1.  Conversion to Different Type of Revolving Credit Loan. The
                  -----------------------------------------------------
     Borrower may elect from time to time to convert any outstanding Revolving Credit Loan to a Revolving Credit Loan of another Type, provided that (a)
                                                             --------
     with respect to any such conversion of a Revolving Credit Loan to a Base Rate Loan, the Borrower shall give the Agent at least one (1) Business Day's prior written notice of such election; (b) with respect to any such conversion of a Base Rate Loan to a Eurodollar Rate Loan, the Borrower shall give the Agent at least three (3) Eurodollar Business Days prior written notice of such election; (c) with respect to any such conversion of a Eurodollar Rate Loan into a Base Rate Loan, such conversion shall only be made on the last day of the Interest Period with respect thereto; (d) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan when any Default or Event of Default has occurred and is continuing; (e) no Revolving Credit Loan may be converted into a Eurodollar Rate Loan with an Interest Period of more than thirty (30) days until the date which is the earlier to occur of (i) sixty (60) Business Days following the Closing Date and (ii) the date on which the Revolving Credit Loans hereunder have been syndicated to the satisfaction of the Agent; and (f) no more than five (5) Eurodollar Rate Loans (including "Eurodollar Rate Loans" as defined in and advanced pursuant to the Acquisition Credit Agreement) having different Interest Periods may be outstanding at any time. On the date on which such conversion is being made each Bank shall take such action as is necessary to transfer its Commitment Percentage of such Revolving Credit Loans to its Domestic Lending Office or its Eurodollar Lending Office, as the case may be. All or any part of outstanding Revolving Credit Loans of any Type may be converted into a Revolving Credit Loan of another Type as provided herein, provided that any partial conversion shall be in an aggregate
             --------
     principal amount of $500,000 or a larger integral multiple of $100,000 in excess thereof. Each Conversion Request relating to the conversion of a Base Rate Loan to a Eurodollar Rate Loan shall be irrevocable by the Borrower.

           2.7.2. Continuation of Type of Revolving Credit Loan. Any Revolving
                  ---------------------------------------------
     Credit Loan of any Type may be continued as a Revolving Credit Loan of the same Type upon the expiration of an Interest Period with respect thereto by compliance by the Borrower with the notice provisions contained in
     (S)2.7.1; provided that no Eurodollar Rate Loan may be continued as such
               --------
     when any Default or Event of Default has occurred and is continuing, but shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto ending during the continuance of any Default or Event of Default of which officers of the Agent active upon the Borrower's account have actual knowledge. In the event that the Borrower fails to provide any such notice with respect to the continuation of any Eurodollar Rate Loan as such, then such Eurodollar Rate Loan shall be automatically converted to a Base Rate Loan on the last day of the first Interest Period relating thereto. The Agent shall notify the Banks promptly when any such automatic conversion contemplated by this (S)2.7 is scheduled to occur.

           2.7.3. Eurodollar Rate Loans. Any conversion to or from Eurodollar
                  ---------------------
     Rate Loans shall be in such amounts and be made pursuant to such elections so that, after giving effect thereto, the aggregate principal amount of all Eurodollar Rate Loans having the same Interest Period shall not be less than $500,000 or a larger integral multiple of $100,000 in excess thereof.

     2.8.  Funds for Revolving Credit Loan.
           -------------------------------

           2.8.1. Funding Procedures. Not later than 1:00 p.m. (Boston time) on
                  ------------------
     the proposed Drawdown Date of any Revolving Credit Loans, each of the Banks will make available to the Agent, at the Agent's Head Office, in immediately available funds, the amount of such Bank's Commitment Percentage of the amount of the requested Revolving Credit Loans. Upon receipt from each Bank of such amount, and upon receipt of the documents required by (S)(S)11 and 12 and the satisfaction of the other conditions set forth therein, to the extent applicable, the Agent will make available to the Borrower the aggregate amount of such Revolving Credit Loans made available to the Agent by the Banks. The failure or refusal of any Bank to make available to the Agent at the aforesaid time and place on any Drawdown Date the amount of its Commitment Percentage of the requested Revolving Credit Loans shall not relieve any other Bank from its several obligation hereunder to make available to the Agent the amount of such other Bank's Commitment Percentage of any requested Revolving Credit Loans.

          2.8.2.  Advances by Agent. The Agent may, unless notified to the
                  -----------------
     contrary by any Bank prior to a Drawdown Date, assume that such Bank has made available to the Agent on such Drawdown Date the amount of such Bank's Commitment Percentage of the Revolving Credit Loans to be made on such Drawdown Date, and the Agent may (but it shall not be required to), in reliance upon such assumption, make available to the Borrower a corresponding amount. If any Bank makes available to the Agent such amount on a date after such Drawdown Date, such Bank shall pay to the Agent on demand an amount equal to the product of (a) the average computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount of such Bank's Commitment
                                  -----
     Percentage of such Revolving Credit Loans, times (c) a fraction, the
                                                -----
     numerator of which is the number of days that elapse from and including such Drawdown Date to the date on which the amount of such Bank's Commitment Percentage of such Revolving Credit Loans shall become immediately available to the Agent, and the denominator of which is 365. A statement of the Agent submitted to such Bank with respect to any amounts owing under this paragraph shall be prima facie evidence of the amount due
                                         ----- -----
     and owing to the Agent by such Bank. If the amount of such Bank's Commitment Percentage of such Revolving Credit Loans is not made available to the Agent by such Bank within three (3) Business Days following such Drawdown Date, the Agent shall be entitled to recover such amount from the Borrower on demand, with interest thereon at the rate per annum applicable to the Revolving Credit Loans made on such Drawdown Date.

            3.  REPAYMENT OF THE REVOLVING CREDIT LOANS.
                ---------------------------------------

     3.1.  Maturity. The Borrower promises to pay on the Revolving Credit Loan
           --------
Maturity Date, and there shall become absolutely due and payable on the Revolving Credit Loan Maturity Date, all of the Revolving Credit Loans outstanding on such date, together with any and all accrued and unpaid interest thereon.

     3.2.  Mandatory Repayments of Revolving Credit Loans. If at any time the
           ----------------------------------------------
sum of the outstanding amount of the Revolving Credit Loans, the Maximum Drawing Amount and all Unpaid Reimbursement Obligations exceeds the Total Commitment then the Borrower shall immediately pay the amount of such excess to the Agent for the respective accounts of the Banks for application: first, to any Unpaid Reimbursement Obligations; second, to the Revolving Credit Loans; and third, to provide to the Agent cash collateral for Reimbursement Obligations as contemplated by (S)4.2(b) and (c). Each payment of any Unpaid Reimbursement Obligations or prepayment of Revolving Credit Loans shall be allocated among the

Banks, in proportion, as nearly as practicable, to each Reimbursement Obligation or (as the case may be) the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior payments or repayments not exactly in proportion. In addition, in the event Holdings or any of its Subsidiaries receives any cash proceeds from (a) the sale or other disposition of assets permitted by (S)9.5 which cash proceeds are required by (S)9.5 to be repaid to the Agent hereunder; or (b) the sale of any of the capital stock of the Borrower or any of its Subsidiaries or any other equity issuance by the Borrower or any of its Subsidiaries, such amounts shall be paid to the Agent for the pro rata accounts of the Banks to be applied first,
                             --- ----                                     -----
to the outstanding Acquisition Revolving Credit Loans and the Acquisition Total Commitment concurrently shall be permanently reduced by such applied amount, and second, (if the Acquisition Total Commitment has been reduced to zero) to the outstanding Revolving Credit Loans and the Total Commitment concurrently shall be permanently reduced by such applied amount.

     3.3.  Optional Repayments of Revolving Credit Loans. The Borrower shall
           ---------------------------------------------
have the right, at its election, to repay the outstanding amount of the Revolving Credit Loans, as a whole or in part, at any time without penalty or premium, provided that any full or partial prepayment of the outstanding amount
         --------
of any Eurodollar Rate Loans pursuant to this (S)3.3 may be made only on the last day of the Interest Period relating thereto, or, if such prepayment is made prior to the last day of the Interest Period relating thereto, the Borrower pays any costs associated with such prepayment as more fully described in (S)5.10. The Borrower shall give the Agent, no later than 11:00 a.m. (Boston time), at least one (1) Business Day prior written notice of any proposed prepayment pursuant to this (S)3.3 of Base Rate Loans, and three (3) Eurodollar Business Days notice of any proposed prepayment pursuant to this (S)3.3 of Eurodollar Rate Loans, in each case specifying the proposed date of prepayment of Revolving Credit Loans and the principal amount to be prepaid. Each such partial prepayment of the Revolving Credit Loans shall be in an integral multiple of $100,000, shall be accompanied by the payment of accrued interest on the principal prepaid to the date of prepayment and shall be applied, in the absence of instruction by the Borrower, first to the principal of Base Rate Loans and then to the principal of Eurodollar Rate Loans. Each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective unpaid principal amount of each Bank's Revolving Credit Note, with adjustments to the extent practicable to equalize any prior repayments not exactly in proportion.

                            4.  LETTERS OF CREDIT.
                                -----------------

     4.1.  Letter of Credit Commitments.
           ----------------------------

           4.1.1. Commitment to Issue Letters of Credit. Subject to the terms
                  -------------------------------------
     and conditions hereof and the execution and delivery by the Borrower of a letter of credit application on the Agent's customary form (a "Letter of Credit Application"), the Agent on behalf of the Banks and in reliance upon the agreement of the Banks set forth in (S)4.1.4 and upon the representations and warranties of the Borrower contained herein, agrees, in its individual capacity, to issue, extend and renew for the account of the Borrower one or more standby or documentary letters of credit (individually, a "Letter of Credit"), in such form as may be requested from time to time by the Borrower and agreed to by the Agent; provided, however, that, after giving
                                          --------  -------
     effect to such request, (a) the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations shall not exceed $10,000,000 at any one time, and (b) the sum of (i) the Maximum Drawing Amount on all Letters of Credit, (ii) all Unpaid Reimbursement Obligations, and (iii) the amount of all Revolving Credit Loans outstanding shall not exceed the Total Commitment

           4.1.2. Letter of Credit Applications. Each Letter of Credit
                  -----------------------------
     Application shall be completed to the satisfaction of the Agent. In the event that any provision of any Letter of Credit Application shall be inconsistent with any provision of this Credit Agreement, then the provisions of this Credit Agreement shall, to the extent of any such inconsistency, govern.

           4.1.3. Terms of Letters of Credit. Each Letter of Credit issued,
                  --------------------------
     extended or renewed hereunder shall, among other things, (a) provide for the payment of sight drafts for honor thereunder when presented in accordance with the terms thereof and when accompanied by the documents described therein, and (b) have an expiry date no later than the date which is fourteen (14) days (or, if the Letter of Credit is confirmed by a confirming bank or otherwise provides for one or more nominated persons, forty-five (45) days) prior to the Revolving Credit Loan Maturity Date. Each Letter of Credit so issued, extended or renewed shall be subject to the Uniform Customs.

           4.1.4. Reimbursement Obligations of Banks. Each Bank severally agrees
                  ----------------------------------
     that it shall be absolutely liable, without regard to the occurrence of any Default or Event of Default or any other condition precedent whatsoever, to the extent of such Bank's Commitment Percentage, to reimburse the Agent on demand for the amount of each draft paid by the Agent under each Letter of Credit to the extent that such amount is not reimbursed by the Borrower pursuant to (S)4.2 (such agreement for a Bank being called herein the "Letter of Credit Participation" of such Bank).

           4.1.5. Participations of Banks. Each such payment made by a Bank
                  -----------------------
     shall be treated as the purchase by such Bank of a participating interest in the Borrower's Reimbursement Obligation under (S)4.2 in an amount equal to such payment. Each Bank shall share in accordance with its participating interest in any interest which accrues pursuant to (S)4.2.

     4.2.  Reimbursement Obligation of the Borrower. In order to induce the
           ----------------------------------------
Agent to issue, extend and renew each Letter of Credit and the Banks to participate therein, the Borrower hereby agrees to reimburse or pay to the Agent, for the account of the Agent or (as the case may be) the Banks, with respect to each Letter of Credit issued, extended or renewed by the Agent hereunder,

           (a) except as otherwise expressly provided in (S)4.2(b) and (c), on each date that any draft presented under such Letter of Credit is honored by the Agent, or the Agent otherwise makes a payment with respect thereto,
     (i) the amount paid by the Agent under or with respect to such Letter of Credit, and

     (ii) the amount of any taxes, fees, charges or other costs and expenses whatsoever incurred by the Agent or any Bank in connection with any payment made by the Agent or any Bank under, or with respect to, such Letter of Credit,

           (b) upon the reduction (but not termination) of the Total Commitment to an amount less than the Maximum Drawing Amount, an amount equal to such difference, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations, and

           (c) upon the termination of the Total Commitment, or the acceleration of the Reimbursement Obligations with respect to all Letters of Credit in accordance with (S)13, an amount equal to the then Maximum Drawing Amount on all Letters of Credit, which amount shall be held by the Agent for the benefit of the Banks and the Agent as cash collateral for all Reimbursement Obligations.

Each such payment shall be made to the Agent at the Agent's Head Office in immediately available funds. Interest on any and all amounts remaining unpaid by the Borrower under this (S)4.2 at any time from the date such amounts become due and payable (whether as stated in this (S)4.2, by acceleration or otherwise) until payment in full (whether before or after judgment) shall be payable to the Agent on demand at the rate specified in (S)5.11 for overdue principal on the Revolving Credit Loans.

     4.3.  Letter of Credit Payments. If any draft shall be presented or other
           -------------------------
demand for payment shall be made under any Letter of Credit, the Agent shall notify the Borrower of the date and amount of the draft presented or demand for payment and of the date and time when it expects to pay such draft or honor such demand for payment. If the Borrower fails to reimburse the Agent as provided in
(S)4.2 on or before the date that such draft is paid or other payment is made by the Agent, the Agent may at any time thereafter notify the Banks of the amount of any such Unpaid Reimbursement Obligation. No later than 3:00 p.m. (Boston time) on the Business Day next following the receipt of such notice, each Bank shall make available to the Agent, at the Agent's Head Office, in immediately available funds, such Bank's Commitment Percentage of such Unpaid Reimbursement Obligation, together with an amount equal to the product of (a) the average, computed for the period referred to in clause (c) below, of the weighted average interest rate paid by the Agent for federal funds acquired by the Agent during each day included in such period, times (b) the amount equal to such Bank's
                                  -----
Commitment Percentage of such Unpaid Reimbursement Obligation, times (c) a
                                                               -----
fraction, the numerator of which is the number of days that elapse from and including the date the Agent paid the draft presented for honor or otherwise made payment to the date on which such Bank's Commitment Percentage of such Unpaid Reimbursement obligation shall become immediately available to the Agent, and the denominator of which is 360. The responsibility of the Agent to the Borrower and the Banks shall be only to determine that the documents (including each draft) delivered under each Letter of Credit in connection with such presentment shall be in conformity in all material respects with such Letter of Credit.

     4.4.  Obligations Absolute. The Borrower's obligations under this (S)4
           --------------------
shall be absolute and unconditional under any and all circumstances and irrespective of the occurrence of any Default or Event of Default or any condition precedent whatsoever or any setoff, counterclaim or defense to payment which the Borrower may have or have had against the Agent, any Bank or any beneficiary of a Letter of Credit. The Borrower further agrees with the Agent and the Banks that the Agent and the Banks shall not be responsible for, and the Borrower's Reimbursement Obligations under (S)4.2 shall not be affected by, among other things, the validity or genuineness of documents or of any endorsements thereon, even if such documents should in fact prove to be in any or all respects invalid, fraudulent or forged, or any dispute between or among the Borrower, the beneficiary of any Letter of Credit or any financing institution or other party to which any Letter of Credit may be transferred or any claims or defenses whatsoever of the Borrower against the beneficiary of any Letter of Credit or any such transferee. The Agent and the Banks shall not be liable for any error, omission, interruption or delay in transmission, dispatch or delivery of any message or advice, however transmitted, in connection with any Letter of Credit. The Borrower agrees that any action taken or omitted by the Agent or any Bank under or in connection with each Letter of Credit and the related drafts and documents, if done in good faith, shall be binding upon the Borrower and shall not result in any liability on the part of the Agent or any Bank to the Borrower.

     4.5.  Reliance by Issuer. To the extent not inconsistent with (S)4.4, the
           ------------------
Agent shall be entitled to rely, and shall be fully protected in relying upon, any Letter of Credit, draft, writing, resolution, notice, consent, certificate, affidavit, letter, cablegram, telegram, telecopy, telex or teletype message, statement, order or other document believed by it to be genuine and correct and to have been signed, sent or made by the proper Person or Persons and upon advice and statements of legal counsel, independent accountants and other experts selected by the Agent. The Agent shall be fully justified in failing or refusing to take any action under this Agreement unless it shall first have received such advice or concurrence of the Majority Banks as it reasonably deems appropriate or it shall first be indemnified to its reasonable satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Agent shall in all cases be fully protected in acting, or in refraining from acting, under this Agreement in accordance with a request of the Majority Banks, and such request and any action taken or failure to act pursuant thereto shall be binding upon the Banks and all future holders of the Revolving Credit Notes or of a Letter of Credit Participation.

     4.6.  Letter of Credit Fee. The Borrower shall pay to the Agent a fee (in
           --------------------
each case, a "Letter of Credit Fee") (a) in respect of each standby Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of the Applicable Margin per annum on the face amount of each such Letter of Credit, and the Agent shall, in turn, remit to each Bank its pro rata share of a portion
                                                     --- ----
of such Letter of Credit Fee calculated at a rate of the Applicable Margin minus
                                                                           -----
1/4% per annum on the face amount of each such Letter of Credit, and (b) in respect of each documentary Letter of Credit issued pursuant to this Credit Agreement, calculated at the rate of the Applicable Margin minus 1/2% per annum
                                                           -----
on the face amount of such Letter of Credit, and the Agent shall, in turn, remit to each Bank its pro rata
                 --- ----
share of a portion of such Letter of Credit Fee calculated at a rate of the Applicable Margin minus 3/4% per annum on the face amount of each such Letter of
                  -----
Credit. The Letter of Credit Fee for each Letter of Credit shall be payable annually in advance, on the date of issuance of such Letter of Credit, and on each anniversary thereof until such Letter of Credit expires or is canceled. In addition, the Borrower shall pay to the Agent, for its own account, the Agent's standard issuance, processing, negotiation, amendment and administrative fees, determined in accordance with customary fees and charges for similar facilities.

                        5.  CERTAIN GENERAL PROVISIONS.
                            --------------------------

     5.1.  Closing Fee. The Borrower agrees to pay to the Agent a closing fee
           -----------
and an amendment fee in the amounts and at the times as set forth in the Fee Letter.

     5.2.  Agent's Fee. The Borrower shall pay to the Agent, an Agent's fee (the
           -----------
"Agent's Fee") as provided in the Fee Letter.

     5.3.  Funds for Payments.
           ------------------

           5.3.1. Payments to Agent. All payments of principal, interest,
                  -----------------
     Reimbursement Obligations, commitment fees, Letter of Credit Fees and any other amounts due hereunder or under any of the other Loan Documents shall be made to the Agent, for the respective accounts of the Banks and the Agent, at the Agent's Head Office or at such other location in the Boston, Massachusetts, area that the Agent may from time to time designate, in each case in immediately available funds.

           5.3.2. No Offset, etc. Except as otherwise provided in (S)5.7, all
                  ---------------
     payments by the Borrower hereunder and under any of the other Loan Documents shall be made without setoff or counterclaim and free and clear of and without deduction for any taxes, levies, imposts, duties, charges, fees, deductions, withholdings, compulsory loans, restrictions or conditions of any nature now or hereafter imposed or levied by any jurisdiction or any political subdivision thereof or taxing or other authority therein unless the Borrower is compelled by law to make such deduction or withholding. Except as otherwise provided in (S)5.7, if any such obligation is imposed upon the Borrower with respect to any amount payable by it hereunder or under any of the other Loan Documents, the Borrower will pay to the Agent, for the account of the Banks or (as the case may be) the Agent, on the date on which such amount is due and payable hereunder or under such other Loan Document, such additional amount in Dollars as shall be necessary to enable the Banks or the Agent to receive the same net amount which the Banks or the Agent would have received on such due date had no such obligation been imposed upon the Borrower. The Borrower will deliver promptly to the Agent certificates or other valid vouchers for all taxes or other charges deducted from or paid with respect to payments made by the Borrower hereunder or under such other Loan Document.

     5.4.  Computations. All computations of interest on the Revolving Credit
           ------------
Loans and of commitment fees, Letter of Credit Fees or other fees shall be based on a 360-day year and paid for the actual number of days elapsed. Except as otherwise provided in the definition of the term "Interest Period" with respect to Eurodollar Rate Loans, whenever a payment hereunder or under any of the other Loan Documents becomes due on a day that is not a Business Day, the due date for such payment shall be extended to the next succeeding Business Day, and interest shall accrue during such extension. The outstanding amount of the Revolving Credit Loans as reflected on the Records from time to time shall be considered correct and binding on the Borrower unless within five (5) Business Days after receipt of any notice by the Agent or any of the Banks of such outstanding amount, the Agent or such Bank shall notify the Borrower to the contrary.

     5.5.  Inability to Determine Eurodollar Rate. In the event, prior to the
           --------------------------------------
commencement of any Interest Period relating to any Eurodollar Rate Loan, the Agent shall determine or be notified by the Majority Banks that adequate and reasonable methods do not exist for ascertaining the Eurodollar Rate that would otherwise determine the rate of interest to be applicable to any Eurodollar Rate Loan during any Interest Period, the Agent shall forthwith give notice of such determination (which shall be conclusive and binding on the Borrower and the Banks) to the Borrower and the Banks. In such event (a) any Loan Request or Conversion Request with respect to Eurodollar Rate Loans shall be automatically withdrawn and shall be deemed a request for Base Rate Loans, (b) each Eurodollar Rate Loan will automatically, on the last day of the then current Interest Period relating thereto, become a Base Rate Loan, and (c) the obligations of the Banks to make Eurodollar Rate Loans shall be suspended until the Agent or the Majority Banks determines that the circumstances giving rise to such suspension no longer exist, whereupon the Agent or, as the case may be, the Agent upon the instruction of the Majority Banks, shall so notify the Borrower and the Banks.

     5.6.  Illegality. Notwithstanding any other provisions herein, if any
           ----------
present or future law, regulation, treaty or directive or the interpretation or application thereof shall make it unlawful for any Bank to make or maintain Eurodollar Rate Loans, such Bank shall forthwith give notice of such circumstances to the Borrower and the other Banks and thereupon (a) the commitment of such Bank to make Eurodollar Rate Loans or convert Revolving Credit Loans of another Type to Eurodollar Rate Loans shall forthwith be suspended and (b) such Bank's Revolving Credit Loans then outstanding as Eurodollar Rate Loans, if any, shall be converted automatically to Base Rate Loans on the last day of each Interest Period applicable to such Eurodollar Rate Loans or within such earlier period as may be required by law. The Borrower hereby agrees promptly to pay the Agent for the account of such Bank, upon demand by such Bank, any additional amounts necessary to compensate such Bank for any costs incurred by such Bank in making any conversion in accordance with this (S)5.6, including any interest or fees payable by such Bank to lenders of funds obtained by it in order to make or maintain its Eurodollar Loans hereunder.

     5.7.  Additional Costs, etc. If any present or future applicable law, which
           ---------------------
expression, as used herein, includes statutes, rules and regulations thereunder and interpretations thereof by any competent court or by any governmental or other regulatory body or official charged with the administration or the interpretation thereof and requests, directives, instructions and notices at any time or from time to time hereafter made upon or otherwise issued to any Bank or the Agent by any central bank or other fiscal, monetary or other authority (whether or not having the force of law), shall:

          (a) subject any Bank or the Agent to any tax, levy, impost, duty, charge, fee, deduction or withholding of any nature with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, such Bank's Commitment or the Revolving Credit Loans (other than taxes based upon or measured by the income or profits of such Bank or the Agent), or

          (b) materially change the basis of taxation (except for changes in taxes on income or profits) of payments to any Bank of the principal of or the interest on any Revolving Credit Loans or any other amounts payable to any Bank or the Agent under this Credit Agreement or any of the other Loan Documents, or

          (c) impose or increase or render applicable (other than to the extent specifically provided for elsewhere in this Credit Agreement) any special deposit, reserve, assessment, liquidity, capital adequacy or other similar requirements (whether or not having the force of law) against assets held by, or deposits in or for the account of, or loans by, or letters of credit issued by, or commitments of an office of any Bank, or

          (d) impose on any Bank or the Agent any other conditions or requirements with respect to this Credit Agreement, the other Loan Documents, any Letters of Credit, the Revolving Credit Loans, such Bank's Commitment, or any class of loans, letters of credit or commitments of which any of the Revolving Credit Loans or such Bank's Commitment forms a part, and the result of any of the foregoing is:

                 (i) to increase the cost to any Bank of making, funding, issuing, renewing, extending or maintaining any of the Revolving Credit Loans or such Bank's Commitment or any Letter of Credit, or

                 (ii) to reduce the amount of principal, interest, Reimbursement Obligation or other amount payable to such Bank or the Agent hereunder on account of such Bank's Commitment, any Letter of Credit or any of the Revolving Credit Loans, or

                 (iii) to require such Bank or the Agent to make any payment or to forego any interest or Reimbursement Obligation or other sum payable hereunder, the amount of which payment or foregone interest or Reimbursement Obligation or other sum is calculated by reference to the gross amount of any sum receivable or deemed received by such Bank or the Agent from the Borrower hereunder, then, and in each such case, the Borrower will, upon demand made by such Bank or (as the case may be) the Agent at any time and from time to time and as often as the occasion therefor may arise, pay to such Bank or the Agent such additional amounts as will be sufficient to compensate such Bank or the Agent for such additional cost, reduction, payment or foregone interest or Reimbursement Obligation or other sum. On or before the date it becomes a party to this Credit Agreement and from time to time thereafter upon any change in status rendering any certificate or document previously delivered pursuant to this (S)5.7 invalid or inaccurate, each Bank that is organized under the laws of a jurisdiction outside the United States shall (but, with respect to any renewal or change in status, if legally able to do so) deliver to the Borrower, (x) if such Bank is a "bank" within the meaning of Section 881(c)(3)(A) of the Code, Internal Revenue Service Form 1001 or Form 4224 and any other certificate or statement of exemption required by Treasury Regulation Section 1.1441-1, 1.1441-4 or 1.1441-6(c) or any subsequent version thereof or subsequent revision thereto, properly completed and duly executed by such Bank establishing that such payment is (a) not subject to United States Federal withholding tax under the Code because such payment is effectively connected with conduct by such Bank of a trade or business in the United States or (b) totally exempt from United States Federal withholding tax, or (other than in the case of such Bank on the date such Bank became a party to this Credit Agreement); or (y) if such Bank is not a "bank" within the meaning of Section 881(c)(3)(A) of the Code and cannot deliver either Internal Revenue Service Form 1001 or 4224, such Bank shall deliver (a) a certificate substantially in the form of Exhibit E hereto and (b) two completed signed copies of Internal Revenue Service Form W-8 (or successor form) certifying to such Bank's entitlement to an exemption for United States withholding tax with respect to payments of interest to be made under this Credit Agreement or under any Revolving Credit Note. The Borrower shall not be required to pay any additional amounts to any Bank pursuant to (S)5.3 or this
(S)5.7 to the extent that the obligation to pay such additional amounts would not have arisen but for a failure by such Bank to comply with the provisions of the preceding sentence.

     Any Bank claiming any additional amounts payable pursuant to (S)5.3 or this
(S)5.7 shall use reasonable efforts (consistent with legal and regulatory restrictions) to file any certificate or document reasonably requested in writing by the Borrower or to change the jurisdiction of its applicable lending office if the making of such a filing or change would avoid the need for or substantially reduce the amount of any such additional amounts which may thereafter accrue and would not, in the sole and absolute determination of such Bank be otherwise disadvantageous to such Bank, which determination by such Bank shall be conclusive.

     If a Bank or the Agent shall become aware that it is entitled to receive a refund in respect of taxes as to which it has been indemnified by the Borrower pursuant to (S)5.3 or this (S)5.7, it shall promptly notify the Borrower of the availability of such refund and shall, within thirty (30) days after receipt of a request by the Borrower, apply for such refund at the Borrower's expense. If any Bank or the Agent, as applicable, receives a refund in respect of any taxes to which it has been indemnified by the Borrower pursuant to (S)5.3 or this
(S)5.7, it shall promptly repay such refund to the Borrower (to the extent of amounts that have been paid by the Borrower under (S)5.3 or this (S)5.7 with respect to such refund), net of all out-of-pocket expenses (including taxes imposed with respect to such refund) of such Bank or the Agent, as applicable, and without interest; provided, however, that the Borrower, upon the request of such Bank or the
--------  -------
Agent, as applicable, agrees to return such refund (plus penalties, interest or other charges) to such Bank or the Agent in the event such Bank or the Agent is required to repay such refund.

     5.8.  Capital Adequacy. If after the date hereof any Bank or the Agent
           ----------------
determines that (a) the adoption of or change after the Closing Date in any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) regarding capital requirements for banks or bank holding companies or any change in the interpretation or application thereof by a court or governmental authority with appropriate jurisdiction, or (b) compliance by such Bank or the Agent or any corporation controlling such Bank or the Agent with any law, governmental rule, regulation, policy, guideline or directive (whether or not having the force of law) of any such entity regarding capital adequacy, has the effect of reducing the return on such Bank's or the Agent's Commitment with respect to any Revolving Credit Loans or the Revolving Credit Loans to a level below that which such Bank or the Agent could have achieved but for such adoption, change or compliance (taking into consideration such Bank's or the Agent's then existing policies with respect to capital adequacy and assuming full utilization of such entity's capital) by any amount deemed by such Bank or (as the case may be) the Agent to be material, then such Bank or the Agent may notify the Borrower of such fact. To the extent that the amount of such reduction in the return on capital is not reflected in the Base Rate, the Borrower and such Bank shall thereafter attempt to negotiate in good faith, within thirty (30) days of the day on which the Borrower receives such notice, an adjustment payable hereunder that will adequately compensate such Bank in light of these circumstances. If the Borrower and such Bank are unable to agree to such adjustment within thirty (30) days of the date on which the Borrower receives such notice, then commencing on the date of such notice (but not earlier than the effective date of any such increased capital requirement), the fees payable hereunder shall increase by an amount that will, in such Bank's reasonable determination, provide adequate compensation. Each Bank shall allocate such cost increases among its customers in good faith and on an equitable basis.

     5.9.  Certificate. A certificate setting forth any additional amounts
           -----------
payable pursuant to (S)(S)5.7 or 5.8 and a brief explanation of such amounts which are due, submitted by any Bank or the Agent to the Borrower, shall be conclusive, absent manifest error, that such amounts are due and owing.

     5.10. Indemnity. The Borrower agrees to indemnify each Bank and to hold
           ---------
each Bank harmless from and against any loss, cost or expense (including loss of anticipated profits) that such Bank may sustain or incur as a consequence of (a) default by the Borrower in payment of the principal amount of or any interest on any Eurodollar Rate Loans as and when due and payable, including any such loss or expense arising from interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain its Eurodollar Rate Loans, (b) default by the Borrower in making a borrowing or conversion after the Borrower has given (or is deemed to have given) a Loan Request or a Conversion Request relating thereto in accordance with (S)2.6 or (S)2.7 or (c) the making of any payment of a Eurodollar Rate Loan or the making of any conversion of any such Revolving Credit Loan to a Base Rate Loan on a day that is not the last day of the applicable Interest Period with respect thereto, including interest or fees payable by such Bank to lenders of funds obtained by it in order to maintain any such Revolving Credit Loans.

     5.11.  Interest on Overdue Amounts. Overdue principal and (to the extent
            ---------------------------
permitted by applicable law) interest on the Revolving Credit Loans and all other overdue amounts payable hereunder or under any of the other Loan Documents shall bear interest compounded monthly and payable on demand at a rate per annum equal to two percent (2%) above the Base Rate until such amount shall be paid in full (after as well as before judgment).

     5.12.  Replacement Banks. Within thirty (30) days after (a) any Bank has
            -----------------
demanded compensation from the Borrower pursuant to (S)(S)5.7 or 5.8 hereof, or
(b) there shall have occurred a change in law with respect to any Bank as a consequence of which it shall have become unlawful for such Bank to make a Eurodollar Rate Loan on any Drawdown Date, as described in (S)5.6 hereof (any such Bank described in the foregoing clauses (a) or (b) is hereinafter referred to as an "Affected Bank"), the Borrower may request that the Non-Affected Banks
          -------- ----
acquire all, but not less than all, of the Affected Bank's outstanding Revolving Credit Loans and assume all, but not less than all, of the Affected Bank's Commitment. If the Borrower so requests, the Non-Affected Banks may elect to acquire all or any portion of the Affected Bank's outstanding Revolving Credit Loans and to assume all or any portion of the Affected Bank's Commitment. If the Non-Affected Banks do not elect to acquire and assume all of the Affected Bank's outstanding Revolving Credit Loans and Commitment, the Borrower may designate a replacement bank or banks, which must be satisfactory to the Agent, to acquire and assume that portion of the outstanding Revolving Credit Loans and Commitment of the Affected Bank not being acquired and assumed by the Non-Affected Banks. The provisions of (S)19 hereof shall apply to all reallocations pursuant to this
(S)5.12, and the Affected Bank and any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall execute and deliver to the Agent, in accordance with the provisions of (S)19 hereof, such Assignments and Acceptances and other instruments, including, without limitation, Revolving Credit Notes, as are required pursuant to (S)19 hereof to give effect to such reallocations. Any Non-Affected Banks and/or replacement banks which are to acquire the Revolving Credit Loans and Commitment of the Affected Bank shall be deemed to be Eligible Assignees for all purposes of (S)19 hereof. On the effective date of the applicable Assignments and Acceptances, the Borrower shall pay to the Affected Bank all interest accrued on its Revolving Credit Loans up to but excluding such date, along with any fees payable to such Affected Bank hereunder up to but excluding such date.

                    6.  COLLATERAL SECURITY AND GUARANTEES.
                        ----------------------------------

     6.1.   Security of Borrower and Subsidiaries; Guaranty of Subsidiaries. The
            ---------------------------------------------------------------
Obligations shall be secured by a perfected first priority
security interest in certain of the assets of the Borrower (including a pledge of the non-voting capital stock of each of the Borrower's Subsidiaries, including, without limitation, the Unrestricted Subsidiaries, provided, however,
                                                              --------  -------
in the event such Unrestricted Subsidiary has incurred Indebtedness permitted by
(S)9.1(p) hereof and the lender of such Indebtedness has requested a pledge of the non-voting capital stock of such Unrestricted Subsidiary by the Borrower, the Borrower shall only be required to grant to the Agent for the benefit of the Banks a second priority security interest in such non-voting capital stock until such Indebtedness has been repaid in full) and its Restricted Subsidiaries (other than AmeriKing Tennessee and AmeriKing Colorado until such time as such Person is required to become a Guarantor hereunder pursuant to (S)8.17 hereof), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which the Borrower and such Restricted Subsidiaries are parties. The Obligations shall also be secured by a pledge of the non-voting capital stock of each Unrestricted Subsidiary's Subsidiaries, provided, however, in the
                                                      --------  -------
event such Unrestricted Subsidiary has incurred Indebtedness permitted by
(S)9.1(p) hereof and the lender of such Indebtedness has requested a pledge of the non-voting capital stock of such Unrestricted Subsidiary's Subsidiaries, such Unrestricted Subsidiary shall only be required to grant to the Agent for the benefit of the Banks a second priority security interest in such non-voting capital stock until such Indebtedness has been repaid in full. In addition, the Obligations shall also be guaranteed by each of the Borrower's Restricted Subsidiaries other than AmeriKing Tennessee and AmeriKing Colorado (until such time as such Person is required to become a Guarantor hereunder pursuant to
(S)8.17 hereof) pursuant to the terms of the Guaranty of such Restricted Subsidiaries, and the Restricted Subsidiaries' obligations under such Guaranty shall be secured by a perfected first priority security interest in certain of the assets of such Restricted Subsidiary (including a pledge of the non-voting capital stock of each of the Restricted Subsidiaries' Subsidiaries), whether now owned or hereafter acquired, pursuant to the terms of the Security Documents to which such Restricted Subsidiaries are parties.

     6.2.  Guaranties and Security of Holdings. Certain of the Obligations shall
           -----------------------------------
also be guaranteed by Holdings pursuant to the terms of the Parent Guaranty. The Obligations shall be secured by a perfected first priority security interest in certain of the stock owned by Holdings, pursuant to the terms of the Stock Pledge Agreement to which Holdings is a party.

                      7.  REPRESENTATIONS AND WARRANTIES.
                          ------------------------------

     Each of the Borrower and, to the extent expressly set forth in this (S)7, Holdings, represents and warrants to the Banks and the Agent as follows:

     7.1.  Corporate Authority.
           -------------------

           7.1.1. Incorporation; Good Standing. Each of Holdings, the Borrower
                  ----------------------------
     and each of their respective Subsidiaries (a) is a corporation duly organized, validly existing and in good standing under the laws of its state of incorporation, (b) has all requisite corporate power to own its property and conduct its business as now conducted and as presently contemplated, and (c) is in good standing as a foreign corporation and is duly authorized to do business in each jurisdiction where such qualification is necessary except where a failure to be so qualified could not reasonably be expected to have a materially adverse effect on the business, assets or financial condition of the Borrower or such Subsidiary.

           7.1.2.  Authorization. The execution, delivery and performance of
                   -------------
     this Credit Agreement and the other Loan Documents to which Holdings, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby (a) are within the corporate authority of such Person, (b) have been duly authorized by all necessary corporate proceedings, (c) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which Holdings, the Borrower or any of their Subsidiaries is subject or any judgment, order, writ, injunction, license or permit applicable to Holdings, the Borrower or any of their Subsidiaries, the violation of which would have a materially adverse effect on the business, assets or financial condition of Holdings, the Borrower or such Subsidiary and (d) do not conflict with any provision of the corporate charter or bylaws of, or any agreement or other instrument binding upon, Holdings, the Borrower or any of their Subsidiaries.

           7.1.3.  Enforceability. The execution and delivery of this Credit
                   --------------
     Agreement and the other Loan Documents to which Holdings, the Borrower or any of their Subsidiaries is or is to become a party will result in valid and legally binding obligations of such Person enforceable against it in accordance with the respective terms and provisions hereof and thereof, except as enforceability is limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors' rights and except to the extent that availability of the remedy of specific performance or injunctive relief is subject to the discretion of the court before which any proceeding therefor may be brought.

     7.2.  Governmental Approvals. The execution, delivery and performance by
           ----------------------
Holdings, the Borrower and any of their Subsidiaries of this Credit Agreement and the other Loan Documents, the Permitted Acquisition Documents, if any, and the Capitalization Documents to which Holdings, the Borrower or any of their Subsidiaries is or is to become a party and the transactions contemplated hereby and thereby do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained and are not in violation of any municipal or other local law, ordinance or governmental rule or regulation relating to the occupancy or operation of any of the BKC restaurants, which violation would have a material adverse effect on the business, assets or financial condition of Holdings, the Borrower and their Subsidiaries, taken as a whole

     7.3.  Title to Properties; Leases. Except as indicated on Schedule 7.3
           ---------------------------                         ------------
hereto, Holdings, the Borrower and their Subsidiaries own or lease all of the assets reflected in the pro forma consolidated balance sheet of Holdings, the
                        --- -----
Borrower and their Subsidiaries as at the Balance Sheet Date or acquired since that date (except property and assets sold or otherwise disposed of in the ordinary course of business since that date), subject to no rights of others, including any mortgages, leases, conditional sales agreements, title retention agreements, liens or other encumbrances except Permitted Liens.

     7.4.  Financial Statements and Projections.
           ------------------------------------

           7.4.1. Financial Statements. There has been furnished to each of the
                  --------------------
     Banks a pro forma consolidated balance sheet of Holdings, the Borrower and
             --- -----
     their Subsidiaries as at the Closing Date, which properly gives effect to the transactions contemplated hereby. Such balance sheet fairly presents the financial condition of the Borrower and its Subsidiaries as at the close of business on the date thereof. There are no contingent liabilities of Holdings, the Borrower or any of their Subsidiaries as of such date involving material amounts, which were not disclosed in such balance sheet and the notes related thereto or in this Credit Agreement.

           7.4.2. Projections. The projections of the annual operating budgets
                  -----------
     of Holdings, the Borrower and their Subsidiaries on a consolidated basis, including balance sheets and cash flow statements for the 1999 through 2002 fiscal years, copies of which have been delivered to each Bank, disclose all assumptions made with respect to general economic, financial and market conditions used in formulating such projections. To the knowledge of Holdings, the Borrower or any of their Subsidiaries, no facts exist that (individually or in the aggregate) would result in any material change in any of such projections. The projections are based upon reasonable estimates and assumptions, have been prepared on the basis of the assumptions stated therein and reflect the reasonable estimates of Holdings, the Borrower and their Subsidiaries of the results of operations and other information projected therein.

     7.5.  No Material Changes, etc. (a) Since the Balance Sheet Date there has
           ------------------------
occurred no materially adverse change in the assets, financial condition or business of Holdings, the Borrower and their Subsidiaries as shown on or reflected in the consolidated balance sheet of Holdings, the Borrower and their Subsidiaries as at the Balance Sheet Date other than changes in the ordinary course of business that have not had any materially adverse effect either individually or in the aggregate on the assets, business or financial condition of Holdings, the Borrower or any of their Subsidiaries.

     (b) Each of Holdings, the Borrower and each of its Subsidiaries (before and after giving effect to the transactions contemplated by this Credit Agreement, the Acquisition Credit Agreement and the other Loan Documents) (i) is solvent, (ii) has assets having a fair value in excess of its liabilities, (iii) has assets having a fair value in excess of the amount required to pay its liabilities on existing debts as such debts become absolute and matured, and
(iv) has, and expects to continue to have, access to adequate capital for the conduct of its business and the ability to pay its debts from time to time incurred in connection with the operation of its business as such debts mature.

     7.6.   Franchises, Patents, Copyrights, etc. Each of the Borrower and its
            ------------------------------------
Subsidiaries possesses all franchises, patents, copyrights, trademarks, trade names, licenses and permits, and rights in respect of the foregoing, adequate for the conduct of its business substantially as now conducted without known conflict with any rights of others.

     7.7.  Litigation. Except as set forth in Schedule 7.7 hereto, there are no
           ----------                         ------------
actions, suits, proceedings or investigations of any kind pending or threatened against Holdings, the Borrower or any of their Subsidiaries before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, materially adversely affect the properties, assets, financial condition or business of Holdings, the Borrower and their Subsidiaries or materially impair the right of Holdings, the Borrower and their Subsidiaries, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of Holdings, the Borrower and their Subsidiaries, or which question the validity of this Credit Agreement or any of the other Loan Documents, or any action taken or to be taken pursuant hereto or thereto.

     7.8.   No Materially Adverse Contracts, etc. None of Holdings, the Borrower
            ------------------------------------
nor any of their Subsidiaries is subject to any charter, corporate or other legal restriction, or any judgment, decree, order, rule or regulation that has or is expected in the future to have a materially adverse effect on the business, assets or financial condition of Holdings, the Borrower or any of their Subsidiaries. None of Holdings, the Borrower nor any of their Subsidiaries is a party to any contract or agreement that has or is expected, in the judgment of the Borrower's officers, to have any materially adverse effect on the business of Holdings, the Borrower or any of their Subsidiaries considered as a whole.

     7.9.   Compliance with Other Instruments, Laws, etc. None of Holdings, the
            --------------------------------------------
Borrower nor any of their Subsidiaries is in violation of any provision of its charter documents, bylaws, or any agreement or instrument to which it may be subject or by which it or any of its properties may be bound or any decree, order, judgment, statute, license, rule or regulation, in any of the foregoing cases in a manner that could result in the imposition of substantial penalties or materially and adversely affect the financial condition, properties or business of Holdings, the Borrower or any of their Subsidiaries considered as a whole.

     7.10.  Tax Status. Each of Holdings, the Borrower and their Subsidiaries
            ----------
(a) have made or filed all federal and state income and all other tax returns, reports and declarations required by any jurisdiction to which any of them is subject, (b) have paid all taxes and other governmental assessments and charges shown or determined to be due on such returns, reports and declarations, except those being contested in good faith and by appropriate proceedings and (c) have set aside on their books provisions reasonably adequate for the payment of all taxes for periods subsequent to the periods to which such returns, reports or declarations apply. There are no unpaid taxes in any material amount claimed to be due by the taxing authority of any jurisdiction, and the officers of the Borrower know of no basis for any such claim.

     7.11.  No Event of Default. No Default or Event of Default has occurred and
            -------------------
is continuing.

     7.12.  Holding Company and Investment Company Acts. None of Holdings, the
            -------------------------------------------
Borrower nor any of their Subsidiaries is a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company", as such terms are defined in the Public Utility Holding Company Act of 1935; nor is it an "investment company", or an "affiliated company" or a "principal underwriter" of an "investment company", as such terms are defined in the Investment Company Act of 1940.

     7.13.  Absence of Financing Statements, etc. Except with respect to
            ------------------------------------
Permitted Liens or as permitted by this Credit Agreement or the Security Documents, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, any assets or property of Holdings, the Borrower or any of their Subsidiaries or any rights relating thereto.

     7.14.  Perfection of Security Interest. All filings, assignments, pledges
            -------------------------------
and deposits of documents or instruments have been made and all other actions have been taken that are necessary or advisable, under applicable law, to establish and perfect the Agent's security interest in the Collateral. The Collateral and the Agent's rights with respect to the Collateral are not subject to any setoff, claims, withholdings or other defenses. The Borrower, its Subsidiaries or Holdings, as the case may be, is the owner of the Collateral free from any lien, security interest, encumbrance and any other claim or demand, except for Permitted Liens.

     7.15.  Certain Transactions. Except as set forth on Schedule 7.15 hereto,
            --------------------                         -------------
and for arm's length transactions pursuant to which Holdings, the Borrower or any of their Subsidiaries makes payments in the ordinary course of business upon terms no less favorable than Holdings, the Borrower or such Subsidiary could obtain from third parties, none of the officers, directors, or employees of Holdings, the Borrower or any of their Subsidiaries is presently a party to any transaction with Holdings, the Borrower or any of their Subsidiaries (other than for services as employees, officers and directors), including any contract, agreement or other arrangement providing for the furnishing of services to or by, providing for rental of real or personal property to or from, or otherwise requiring payments to or from any officer, director or such employee or, to the knowledge of the Borrower, any corporation, partnership, trust or other entity in which any officer, director, or any such employee has a substantial interest or is an officer, director, trustee or partner.

     7.16.  Employee Benefit Plans.
            ----------------------

           7.16.1.  In General. Each Employee Benefit Plan has been maintained
                    ----------
     and operated in compliance in all material respects with the provisions of ERISA and, to the extent applicable, the Code, including but not limited to the provisions thereunder respecting prohibited transactions.

           7.16.2. Terminability of Welfare Plans. Under each Employee Benefit
                   ------------------------------
     Plan which is an employee welfare benefit plan within the meaning of
     (S)3(1) or (S)3(2)(B) of ERISA, no benefits are due unless the event giving rise to the benefit entitlement occurs prior to plan termination (except as required by Title I, Part 6 of ERISA). The Borrower or an ERISA Affiliate, as appropriate, may terminate each such Plan at any time (or at any time subsequent to the expiration of any applicable bargaining agreement) in the discretion of the Borrower or such ERISA Affiliate without liability to any Person.

           7.16.3. Guaranteed Pension Plans. Each contribution required to be
                   ------------------------
     made to a Guaranteed Pension Plan, whether required to be made to avoid the incurrence of an accumulated funding deficiency, the notice or lien provisions of (S)302(f) of ERISA, or otherwise, has been timely made. No waiver of an accumulated funding deficiency or extension of amortization periods has been received with respect to any Guaranteed Pension Plan. No liability to the PBGC (other than required insurance premiums, all of which have been paid) has been incurred by the Borrower or any ERISA Affiliate with respect to any Guaranteed Pension Plan and there has not been any ERISA Reportable Event, or any other event or condition which presents a material risk of termination of any Guaranteed Pension Plan by the PBGC. Based on the latest valuation of each Guaranteed Pension Plan (which in each case occurred within twelve months of the date of this representation), and on the actuarial methods and assumptions employed for that valuation, the aggregate benefit liabilities of all such Guaranteed Pension Plans within the meaning of (S)4001 of ERISA did not exceed the aggregate value of the assets of all such Guaranteed Pension Plans, disregarding for this purpose the benefit liabilities and assets of any Guaranteed Pension Plan with assets in excess of benefit liabilities.

           7.16.4. Multiemployer Plans. Neither the Borrower nor any ERISA
                   -------------------
     Affiliate has incurred any material liability (including secondary liability) to any Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan under (S)4201 of ERISA or as a result of a sale of assets described in (S)4204 of ERISA. Neither the Borrower nor any ERISA Affiliate has been notified that any Multiemployer Plan is in reorganization or insolvent under and within the meaning of
     (S)4241 or (S)4245 of ERISA or that any Multiemployer Plan intends to terminate or has been terminated under (S)4041A of ERISA.

     7.17. Regulations G, U and X. The proceeds of the Revolving Credit Loans
           ----------------------
shall be used (a) to convert existing Indebtedness to the Banks under the Original Credit Agreement to Revolving Credit Loans and Letters of Credit, as the case may be, hereunder, (b) to finance all or any portion of the Permitted Financed Acquisitions and (c) for working capital and general corporate purposes. The Borrower will obtain Letters of Credit solely for working capital and general corporate purposes. No portion of any Revolving Credit Loan is to be used, and no portion of any Letter of Credit is to be obtained, for the purpose of purchasing or carrying any "margin security" or "margin stock" as such terms are used in

Regulations G, U and X of the Board of Governors of the Federal Reserve System, 12 C.F.R. Parts 221 and 224.

     7.18.  Environmental Compliance. To the best of the Borrower's knowledge,
            ------------------------
except as disclosed on Schedule 7.18 attached hereto:
                       -------------

            (a) none of the Borrower, its Subsidiaries or any operator of the Real Estate or any operations thereon is in violation, nor has the Borrower or any of its Subsidiaries received notice that it, or any operator of the Real Estate is in alleged violation, of any judgment, decree, order, law, license, rule or regulation pertaining to environmental matters, including without limitation, those arising under the Resource Conservation and Recovery Act ("RCRA"), the Comprehensive Environmental Response, Compensation and Liability Act of 1980 as amended ("CERCLA"), the Superfund Amendments and Reauthorization Act of 1986 ("SARA"), the Federal Clean Water Act, the Federal Clean Air Act, the Toxic Substances Control Act, or any state or local statute, regulation, ordinance, order or decree relating to health, safety or the environment (hereinafter "Environmental Laws"), which violation would have a material adverse effect on the environment or the business, assets or financial condition of the Borrower and its Subsidiaries considered as a whole;

            (b) neither the Borrower nor any of its Subsidiaries has received notice from any third party including, without limitation: any federal, state or local governmental authority: (i) that any one of them has been identified by the United States Environmental Protection Agency ("EPA") as a potentially responsible party under CERCLA with respect to a site listed on the National Priorities List, 40 C.F.R. Part 300 Appendix B (1986); (ii) that any hazardous waste, as defined by 42 U.S.C. (S)6903(5), any hazardous substances as defined by 42 U.S.C. (S)9601(14), any pollutant or contaminant as defined by 42 U.S.C. (S)9601(33) and any toxic substances, oil or hazardous materials or other chemicals or substances regulated by any Environmental Laws ("Hazardous Substances") which any one of them has generated, transported or disposed of has been found at any site at which a federal, state or local agency or other third party has conducted or has ordered that the Borrower or any of its Subsidiaries conduct a remedial investigation, removal or other response action pursuant to any Environmental Law; or (iii) except to the extent that the following would not have a material adverse effect on the business, assets of financial condition of the Borrower and its Subsidiaries, taken as a whole, that it is or shall be a named party to any claim, action, cause of action, complaint, or legal or administrative proceeding (in each case, contingent or otherwise) arising out of any third party's incurrence of costs, expenses, losses or damages of any kind whatsoever in connection with the release of Hazardous Substances;

            (c) (i) no portion of the Real Estate has been used for the handling, processing, storage or disposal of Hazardous Substances other than in accordance with applicable Environmental Laws the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole;

     and no underground tank or other underground storage receptacle for Hazardous Substances is located on any portion of the Real Estate in violation of any applicable Environmental Law the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; (ii) in the course of any activities conducted by the Borrower, its Subsidiaries or operators of such Person's properties, no Hazardous Substances have been generated or are being used on the Real Estate except in accordance (in all material respects) with applicable Environmental Laws the noncompliance with which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole;
     (iii) there have been no releases (i.e. any past or present releasing, spilling, leaking, pumping, pouring, emitting, emptying, discharging, injecting, escaping, disposing or dumping) or threatened releases of Hazardous Substances on, upon, into or from the properties of the Borrower or its Subsidiaries, which releases would have a material adverse effect on the value of any of the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole; (iv) there have been no releases on, upon, from or into any real property in the vicinity of any of the Real Estate which, through soil or groundwater contamination, may have come to be located on any of the Real Estate, and which would have a material adverse effect on the business, assets or financial condition of the Borrower and its Subsidiaries, taken as a whole and (v) in addition, except to the extent that the following would not have a materially adverse effect on the business, assets, or financial conditions of the Borrower and its Subsidiaries, taken as a whole any Hazardous Substances that have been generated on any of the Real Estate have been transported offsite only by carriers having an identification number issued by the EPA, treated or disposed of only by treatment or disposal facilities maintaining valid permits as required under applicable Environmental Laws, which transporters and facilities have been and are operating in compliance with such permits and applicable Environmental Laws; and

            (d) none of the Borrower and its Subsidiaries, or any of the Real Estate is subject to any applicable environmental law requiring the performance of Hazardous Substances site assessments, or the removal or remediation of Hazardous Substances, or the giving of notice to any governmental agency or the recording or delivery to other Persons of an environmental disclosure document or statement by virtue of the transactions set forth herein and contemplated hereby.

     7.19.  Subsidiaries, etc. As of the Closing Date, the Borrower's
            -----------------
Subsidiaries are AmeriKing Colorado, AmeriKing Tennessee and Indiana Holdings, each of which is a wholly-owned Subsidiary of the Borrower and AmeriKing Indiana L.P., a Delaware limited partnership of which the Borrower is general partner and Indiana Holdings is limited partner. None of the Subsidiaries are Unrestricted Subsidiaries. Holdings is the record and beneficial owner of 100% of the outstanding capital stock of the Borrower. Except as set forth on
Schedule 7.19 hereto, neither the Borrower nor any Subsidiary of the Borrower is
-------------
engaged in any joint venture or partnership with any other Person.